Exhibit 99.1

SECTION 13          DEPOSITARY INTERESTS IN CHESS

13.1	APPLICATION OF CDI RULES	7

13.1.1	Effect of Section 13	7
13.1.2	Nominee Terms in respect of Principal Financial Products other than Government Bonds	7
13.1.3	Government Bonds	7

13.2	PREREQUISITES FOR SETTLEMENT OF INSTRUCTIONS IN PRINCIPAL FINANCIAL PRODUCTS	8

13.2.1	Approval of person as Principal Issuer	8
13.2.2	Appointment of Depositary Nominee and issue of CDIs	8
13.2.3	Vesting arrangements for Principal Financial Products	9
13.2.4	Effective date of approval – CDIs as Approved Financial Products	9
13.2.5	CDIs as Approved Financial Products – transitional provision	9

13.3	TRANSMUTATION AND ALTERATIONS OF PRINCIPAL FINANCIAL PRODUCTS	9

13.3.1	Transmutation of Principal Financial Products to CDIs at Election of Holder	9
13.3.2	Transmutation of Principal Financial Products to CDIs for Settlement Purposes	10
13.3.3	Participant may initiate a Transmutation on behalf of a person	10
13.3.4	Circumstances in which Depositary Nominee may refuse to accept a transfer of Principal Financial Products	10

13.4	CONSEQUENCES OF VESTING TITLE IN DEPOSITARY NOMINEE	11

13.4.1	Trust for Holders of CDIs	11
13.4.2	Identification of CDI Holders	11
13.4.3	Immobilisation of Principal Financial Products	12

13.5	REGISTERS AND PROCESSING OF TRANSFERS AND TRANSMUTATIONS	12

13.5.1	Issuer to establish and maintain Principal Register and CDI Register	12
13.5.2	Reconciliation of Registers	13
13.5.3	Right of Inspection of CDI Register	13
13.5.4	Issuer Sponsored Subregisters and CHESS Subregisters for CDIs	13
13.5.5	Third Party Provider as Agent – [Deleted]	13
13.5.6	Agents of Principal Issuer	13
13.5.7	Depositary Nominee obliged to ensure information is provided to Principal Issuer	14
13.5.8	Power of Attorney	14
13.5.9	Delegation by Principal Issuer under Power of Attorney	14
13.5.10	Indemnity	15
13.5.11	ASX Settlement holds benefit of warranties for Depositary Nominee – [Deleted]	15
13.5.12	Principal Issuer and Depositary Nominee not to interfere in Transfer and Transmutation	15
13.5.13	No Notice of Unregistered Interests	16

13.5 A	TERMINATION OF CDI HOLDING BY THE DEPOSITARY NOMINEE	16

13.5A.1	Termination of trust over Principal Financial Products	16
13.5A.2	Distribution of Principal Financial Products and power of sale	17

ASX Settlement Operating Rules	Section 13	Page 1
1 May 2026

13.5A.3	Exercise of power of sale	17
13A.5A.4	Limitation of liability	18
13.5A.5	Appointment of custodian or agent	18

13.6	CORPORATE ACTIONS IN RELATION TO PRINCIPAL FINANCIAL PRODUCTS OTHER THAN GOVERNMENT BONDS	19

13.6.1	Application of Rules	19
13.6.2	Distribution of Dividends to Holders of CDIs	20
13.6.3	Direction and Acknowledgment by Depositary Nominee	20
13.6.4	Discharge of Principal Issuer's obligation to pay dividend to Depositary Nominee	20
13.6.5	Payments or distributions	20
13.6.6	Payment Obligations	20
13.6.7	Corporate Actions	21
13.6.8	Dividend Reinvestment and Bonus Share Plans	23
13.6.9	Exercise of Holder rights	23
13.6.10	Fractional Entitlements	24
13.6.10A	Disposal of surplus Principal Financial Products	26
13.6.11	General Direction and Acknowledgment by Depositary Nominee	26
13.6.12	Transmutations of Financial Products and associated Entitlements	26
13.6.13	Divestment of small Holdings	26
13.6.14	Depositary Nominee may consent to sale or divestment	27
13.6.15	Principal Issuer must distribute proceeds	27
13.6.16	Indemnity by Principal Issuer	27
13.6.17	Liability of Depositary Nominees	27

13.6 A	ENTITLEMENTS IN RELATION TO GOVERNMENT BONDS	28

13.6A.1	Application of Rules	28
13.6A.2	Direction by Depositary Nominee	28
13.6A.3	Payment of Entitlements to Holders of Government Bond CDIs	28
13.6A.4	Discharge of Principal Issuer's obligation to pay to Depositary Nominee	28
13.6A.5	Liability of Depositary Nominee	28

13.6 B	DISCLOSURE	29

13.6B.1	No disclosure obligation	29

13.7	TAKEOVERS	29

13.7.1	Depositary Nominee to accept only if authorised by Holders of CDIs	29
13.7.2	Acceptance with respect to Holders of CDIs on CHESS Subregister	29
13.7.3	Acceptance with respect to Holders of CDIs on Issuer-Sponsored Subregister	30
13.7.4	Processing of acceptances from Holders of CDIs	30
13.7.5	Liability of Depositary Nominee	30

13.8	VOTING ARRANGEMENTS	31

13.8.1	Interpretation	31
13.8.2	Principal Issuer to notify Holders of CDIs	31
13.8.3	Holders of CDIs may give Directions to Depositary Nominee	31
13.8.4	Proxies to indicate results of resolution	32
13.8.5	Determining the number of Financial Products for each proxy	32
13.8.6	Depositary Nominee appointing a single proxy	32
13.8.7	Voting instructions by Depositary Nominee	32
13.8.8	Depositary Nominee to appoint Holders of CDIs as proxy	33

ASX Settlement Operating Rules	Section 13	Page 2
1 May 2026

13.8.9	Principal Issuer must notify Holders of CDIs of their Rights	33
13.8.10	Depositary Nominee to call for a poll	33
13.8.11	Meetings of Holders of CDIs	33
13.8.12	Liability of Depositary Nominees	34

13.8 A	CHANGE OF DEPOSITARY NOMINEE	34

13.8A.1	Removal of Depositary Nominee and appointment of a successor	34
13.8A.2	When removal and appointment takes effect	35
13.8A.3	Retiring Depositary Nominee to deliver documents	35
13.8A.4	Further steps	35
13.8A.5	Discharge of further obligations	35

13.9	SPECIFIC MODIFICATIONS TO RULES	35

13.9.1	Modifications	35
13.9.2	CDI to Principal Financial Product Transmutation	36
13.9.3	Actions of ASX Settlement	36
13.9.4	Principal Issuer to generate Trustee Transfer Forms	37
13.9.5	Time at which Transfer takes effect	37
13.9.6	Authority of Holder of CDI required	37
13.9.7	Principal Financial Product to CDI Transmutation	37
13.9.8	ASX Settlement to request Principal Issuer to authorise the Transmutation	37
13.9.9	Principal Issuer to process the Transfer	38
13.9.10	ASX Settlement to enter Financial Products into Target Holding	38
13.9.11	Conditions for Issuer's authorisation of a Transfer not met	38
13.9.12	Time at which Transfer takes effect	38
13.9.13	ASX Settlement may purge unactioned Messages	39

13.10	SHUNTING BETWEEN REGISTERS	39

13.10.1	Shunt from DI register to Principal Register	39
13.10.2	Shunt from Principal Register to DI register	39

13.11	TAX LAWS	39

13.11.1	Principal Issuer to comply with Tax laws	39

13.12	NOTICE	40

13.12.1	Notice to Holders of CDI’s	40

13.13	GENERAL INDEMNITY AND EXCLUSION OF LIABILITY	40

13.13.1	Principal Issuer to indemnify the Depositary Nominee	40
13.13.2	Exclusion of liability	40

13.14	APPLICATION AND SCOPE OF FDI RULES	41

13.14.1	Effect of Rules 13.14 to 13.29	41

13.15	PREREQUISITES FOR SETTLEMENT OF INSTRUCTIONS IN PARTICIPATING INTERNATIONAL FINANCIAL PRODUCTS	41

13.15.1	Declaration of Participating International Financial Products	41
13.15.2	FDIs as Approved Financial Products	42
13.15.3	Effective date of approval of FDIs	42
13.15.4	FDIs as Approved Financial Products – transitional provision	42

ASX Settlement Operating Rules	Section 13	Page 3
1 May 2026

13.16	VESTING OF TITLE OR OTHER INTERESTS IN THE DEPOSITARY NOMINEE	42

13.16.1	Vesting arrangements	42
13.16.2	Recording FDIs on the FDI Register	42
13.16.3	Transfers of Participating International Financial Products	43
13.16.4	Receipt of non Participating International Financial Products	43
13.16.5	Disposal of non Participating International Financial Products	43

13.17	TRANSMUTATION	44

13.17.1	Transmutation of Participating International Financial Products to FDIs	44
13.17.2	Actions of Depositary Nominee	44
13.17.3	Transmutation of FDIs to Participating International Financial Products	44
13.17.4	Actions of Depositary Nominee	44
13.17.5	Participant may initiate a Transmutation on behalf of a person	45
13.17.6	Transmutation by Depositary Nominee	45

13.18	CONSEQUENCES OF VESTING TITLE IN THE DEPOSITARY NOMINEE	45

13.18.1	Trust for Holders of FDIs	45
13.18.2	Identification of Holders of FDIs	45
13.18.3	Immobilisation of Participating International Financial Products	46
13.18.4	Approved Clearing House Security Interests	46

13.19	REGISTERS AND PROCESSING OF TRANSMUTATIONS AND TRANSFERS	47

13.19.1	FDIs not transferable	47
13.19.2	Transfers of FDIs only recognised and registered for recording interests under these Rules	47
13.19.3	No right to deal with the Issuer of Participating International Financial Products	47
13.19.4	FDI Register	47
13.19.5	FDI Register must reconcile to Participating International Financial Products	48
13.19.6	Right of inspection of FDI Register	48
13.19.7	Third Party Provider as Agent	48
13.19.8	Delegation of Powers	48
13.19.9	Indemnity	48
13.19.10	Depositary Nominee not to interfere in Transmutation	49
13.19.11	No Notice of interests by persons that are not Holders of FDIs	49
13.19.12	Dealings with Holders of FDIs	49

13.19 A	TERMINATION OF FDI HOLDING BY THE DEPOSITARY NOMINEE	49

13.19A.1	Termination of trust over Participating International Financial Products	49
13.19A.2	Distribution of Participating International Financial Products and power of sale	50
13.19A.3	Exercise of power of sale	50
13.19A.4	Limitation of liability	51
13.19A.5	Appointment of custodian or agent	51

13.20	CORPORATE ACTIONS	52

13.20.1	Application of Rules	52
13.20.2	Entitlement Date	53
13.20.3	Distribution of dividends or other distributions to Holders of FDIs	53
13.20.4	Direction by Depositary Nominee	53
13.20.5	Payment Obligations	53
13.20.6	Non-elective Corporate Actions	53
13.20.7	Elective Corporate Actions	54
13.20.8	Dividend reinvestment plans or bonus share plans	54

ASX Settlement Operating Rules	Section 13	Page 4
1 May 2026

13.20.9	Exercise of Rights of Holders of FDIs	54
13.20.10	Fractional entitlements	55
13.20.11	Actions by Depositary Nominee in arranging for sale of Participating International Financial Products	55
13.20.12	Discharge of Depositary Nominee’s obligations	56
13.20.13	Processing of Corporate Actions	56
13.20.14	Adjustments to outstanding Instructions	56

13.21	TAKEOVERS	56

13.21.1	No obligation on the Depositary Nominee	56
13.21.2	Acceptance on behalf of Holders of FDIs	56
13.21.3	Liability of Depositary Nominee	57
13.21.4	Compulsory acquisition of Participating International Financial Products	57

13.22	VOTING ARRANGEMENTS	58

13.22.1	Depositary Nominee not obliged to notify Holders of FDIs	58
13.22.2	Depositary Nominee not obliged to vote on behalf of Holders of FDIs	58
13.22.3	Procedure for exercising voting entitlements	58
13.22.4	Depositary Nominee to notify Holders of FDIs of meeting	58
13.22.5	Holders of FDIs may give Directions to Depositary Nominee	58
13.22.6	Proxies to indicate results of resolution	59
13.22.7	Determining the number of Participating International Financial Products for each proxy	59
13.22.8	Depositary Nominee appointing a single proxy	59
13.22.9	Voting instructions by Depositary Nominee	59
13.22.10	Depositary Nominee must notify Holders of FDIs of their rights	59
13.22.11	Depositary Nominee may call for a poll	60
13.22.12	Meetings of Holders of FDIs	60
13.22.13	Liability of Depositary Nominee	60

13.23	DEPOSITARY NOMINEE DEALING IN PARTICIPATING INTERNATIONAL FINANCIAL PRODUCTS	60

13.23.1	Right of Depositary Nominee to deal in Participating International Financial Products	60
13.23.2	Depositary Nominee to acquire Participating International Financial Products	61
13.23.3	Depositary Nominee not to hold Participating International Financial Products beneficially	61

13.24	SUSPENSION OF TRANSMUTATION AND RECORDING OF FDIs	61

13.24.1	Depositary Nominee may give a suspension notice	61
13.24.2	Certain obligations of Depositary Nominee cease to apply	61
13.24.3	Dealing with Participating International Financial Products during a suspension period	62

13.25	TAX LAWS	62

13.25.1	Depositary Nominee to company with Tax laws	62

13.26	NOTICE	62

13.26.1	Notice to Holders of FDI’s	62

ASX Settlement Operating Rules	Section 13	Page 5
1 May 2026

13.27	GENERAL INDEMNITY	62

13.27.1	Holder of FDI to indemnify Depositary Nominee	62
13.27.2	Set-off, deduction or withholding of moneys by Depositary Nominee	63

13.28	ASX SETTLEMENT APPROVAL REQUIRED FOR RTGS SETTLEMENT	63

13.28.1	FDI’s not eligible for RTGS	63

13.29	CHANGE IN CONTROLLING PARTICIPANT	63

13.29.1	Participants not party to ASX World Link Agreement	63
13.29.2	Terms and Conditions for FDI Controlling Participants	63

ASX Settlement Operating Rules	Section 13	Page 6
1 May 2026

SECTION 13          DEPOSITARY INTERESTS IN CHESS

This Section 13 sets out the Rules governing CHESS Depositary Interests and Foreign Depositary Interests and modifies the operation of the Rules in a number of respects.

CHESS Depositary Interests are units of beneficial ownership in a Principal Financial Product, registered in the name of a Depositary Nominee. They include CUFS, DIs and Government Bond Depositary Interests. Foreign Depositary Interests comprise a beneficial interest in a Participating International Financial Product held by a Depositary Nominee.

13.1	APPLICATION OF CDI RULES

13.1.1	Effect of Section 13

This Section 13 only applies to, and has effect in relation to, CDIs issued in respect of a class of Principal Financial Products. The Rules, to the extent that they are not inconsistent with Section 13, have full force and effect in relation to CDIs other than as specifically modified by the provisions of Section 13.

Introduced 11/03/04 Origin SCH 3A.1.1, 3A.1.2 Amended 06/06/05, 01/05/26

13.1.2	Nominee Terms in respect of Principal Financial Products other than Government Bonds

The terms on which a Depositary Nominee holds Principal Financial Products other than Government Bonds are set out in the Nominee Terms for that Depositary Nominee and as supplemented by Section 13. The Nominee Terms and this Section 13 should be read together and are not intended to create conflicting rights or obligations.

The Nominee Terms for a Depositary Nominee are specified in the Procedures and may be varied or replaced only in accordance with the Nominee Terms and the Procedures. The Nominee Terms may relate to all classes of Principal Financial Products other than Government Bonds held by the Depositary Nominee from time to time, or only such classes of those Principal Financial Products specified in the Nominee Terms and the Procedures from time to time.

The Nominee Terms do not form part of these Rules. However, if a Rule requires the Principal Issuer to comply with any part of the Nominee Terms, failure by the Principal Issuer to comply with that part of the Nominee Terms is a contravention of the Rule.

The Principal Issuer undertakes to comply with the provisions of the Nominee Terms.

Introduced 01/05/26

13.1.3	Government Bonds

The terms on which a Depositary Nominee holds Principal Financial Products that are Government Bonds are set out in Section 13. Despite any other rule in Section 13, the Nominee Terms do not apply in respect of Principal Financial Products that are Government Bonds and references to the Nominee Terms in this Section 13 should be interpreted accordingly and as the context requires.

Introduced 01/05/26

ASX Settlement Operating Rules	Section 13	Page 7
1 May 2026

13.2	PREREQUISITES FOR SETTLEMENT OF INSTRUCTIONS IN PRINCIPAL FINANCIAL PRODUCTS

13.2.1	Approval of person as Principal Issuer

A person who has applied for:

(a)	a class of Principal Financial Products; or

(b)	CDIs issued over a class of Principal Financial Products,

to be quoted on the market of an Approved Listing Market Operator may apply to ASX Settlement in the form prescribed in the Procedures to:

(c)	act as Principal Issuer in relation to CDIs issued or to be issued in respect of those Principal Financial Products; and

(d)	to have those CDIs approved.

Introduced 11/03/04 Origin SCH 3A.2.1 Amended 10/06/04, 06/06/05, 27/06/11

13.2.2	Appointment of Depositary Nominee and issue of CDIs

If ASX Settlement determines to accept an application under Rule 13.2.1, the Principal Issuer must:

(a)	appoint a Depositary Nominee for those Principal Financial Products for the purpose of complying with these Rules;

(b)	give Notice to ASX Settlement of:

(i)	the identity of the Depositary Nominee appointed by the Principal Issuer and written confirmation from the Depositary Nominee of its agreement to be appointed; and

(ii)	the Transmutation Ratio for the Principal Financial Products;

(c)	make arrangements satisfactory to ASX Settlement to enable the Principal Issuer to comply with the requirements of Rules 13.4.3 and 13.5; and

(d)	make arrangements satisfactory to ASX Settlement to issue CDIs or make them available in respect of that class of Principal Financial Products to each person who has:

(i)	an entitlement to those CDIs or Principal Financial Products; and

(ii)	where applicable, not elected to take a document of Title to those Principal Financial Products.

Introduced 11/03/04 Origin SCH 3A.2.2 Amended 06/06/05, 21/05/13, 01/05/26

ASX Settlement Operating Rules	Section 13	Page 8
1 May 2026

13.2.3	Vesting arrangements for Principal Financial Products

If Rule 13.2.2 applies, the Principal Issuer must, either not later than End of Day on the Issue Date for the new Principal Financial Products, or such other time as ASX Settlement requires:

(a)
cause the Title to any Principal Financial Products that are to be held in the form of CDIs to be vested in the Depositary Nominee nominated by the Principal Issuer under Rule 13.2.2 to be held subject to this Section 13 and the Nominee Terms, in a manner recognised by Australian law and all applicable foreign laws;

(b)	immediately give Notice to ASX Settlement that Title to the Principal Financial Products has vested in the Depositary Nominee; and

(c)	record:

(i)	the CDIs corresponding to the Principal Financial Products on the CHESS Subregister or the Issuer Sponsored Subregister, as the case requires; and

(ii)	the information required to be recorded under these Rules in such manner as to identify each Holder of the CDIs, whether on the CHESS Subregister or the Issuer Sponsored Subregister.

Introduced 11/03/04 Origin SCH 3A.2.3 Amended 06/06/05, 04/03/13, 01/05/26

13.2.4	Effective date of approval – CDIs as Approved Financial Products

Where ASX Settlement determines to accept an application made under Rule 13.2.1, the Commencement Date for CDIs issued in respect of the class of Principal Financial Products will be the date that ASX Settlement notifies the Principal Issuer and the Depositary Nominee that those CDIs are Approved Financial Products, or such other date determined by ASX Settlement.

Introduced 06/06/05 Amended 01/05/26

13.2.5	CDIs as Approved Financial Products – transitional provision

From the date on which this rule 13.2.5 comes into effect, all CDIs issued by a Principal Issuer over a class of previously approved Principal Financial Products will be taken to be Approved Financial Products.

Introduced 06/06/05

13.3	TRANSMUTATION AND ALTERATIONS OF PRINCIPAL FINANCIAL PRODUCTS

13.3.1	Transmutation of Principal Financial Products to CDIs at Election of Holder

If a Holder of Financial Products that forms part of a class of Principal Financial Products in respect of which CDIs have been approved gives Notice to the Principal Issuer, at any time after the date of quotation of the Principal Financial Products, requesting the Transmutation of a quantity of those Principal Financial Products to CDIs, the Principal Issuer must, provided the Notice is accompanied by any corresponding documents of Title:

ASX Settlement Operating Rules	Section 13	Page 9
1 May 2026

(a)
as soon as possible, cause Title to the quantity of Principal Financial Products specified in the Notice to be vested in the Depositary Nominee for those Principal Financial Products to be held subject to this Section 13 and the Nominee Terms;

(b)	record:

(i)	the CDIs corresponding to the Principal Financial Products on the CDI Register; and

(ii)	the information required to be recorded under these Rules in such manner as to identify each Holder of the CDIs, on the CDI Register; and

(c)	give Notice to the Holder that the Transmutation has been effected.

This Rule 13.3 applies to Principal Financial Products that are Government Bonds only in the circumstances specified in the Procedures.

Introduced 11/03/04 Origin SCH 3A.3.1 Amended 06/06/05, 21/05/13, 01/05/26

13.3.2	Transmutation of Principal Financial Products to CDIs for Settlement Purposes

Each Participant that is obliged to deliver a quantity of Principal Financial Products to another Participant must, unless otherwise agreed with that Participant, do so by initiating a Message to Transfer the corresponding quantity of CDIs in respect of those Principal Financial Products.

A Participant must not deliver a paper-based transfer of Principal Financial Products to another Participant unless otherwise agreed with that other Participant.

Introduced 11/03/04 Origin SCH 3A.3.2, 3A.3.3

13.3.3	Participant may initiate a Transmutation on behalf of a person

A Participant that is authorised by a person to do so, may Transmute Principal Financial Products to CDIs or CDIs to Principal Financial Products on behalf of the person in any circumstance where Transmutation by that person is permitted under these Rules.

Introduced 11/03/04 Origin SCH 3A.3.4

13.3.4	Circumstances in which Depositary Nominee may refuse to accept a transfer of Principal Financial Products

Despite any other Rule in this Section 13, the Depositary Nominee may refuse to accept Principal Financial Products:

(a)
if the Depositary Nominee forms the view, or is notified by the Principal Issuer, ASX Settlement or an Approved Clearing House, that such acceptance would or might result in the contravention of any applicable law; or

(b)	if such action is deemed necessary or advisable by the Depositary Nominee at any time:

ASX Settlement Operating Rules	Section 13	Page 10
1 May 2026

(i)	because of a direction given to the Depositary Nominee or its Related Bodies Corporate by any governmental agency or regulatory or supervisory authority, a market or an Approved Clearing House;

(ii)
because the Depositary Nominee reasonably considers in its discretion that this is required to comply with its Australian financial services licence obligations or any requirement of any such agency, authority, market or Approved Clearing House; or

(iii)
if acceptance of the Principal Financial Products may require the Depository Nominee to obtain an approval, licence or other registration from or with any such agency, authority, market or Approved Clearing House, in each case, whether or not such agency, authority, market or Approved Clearing House is located in an Australian or other jurisdiction.

Introduced 01/05/26

13.4	CONSEQUENCES OF VESTING TITLE IN DEPOSITARY NOMINEE

13.4.1	Trust for Holders of CDIs

When Title to Principal Financial Products is vested in a Depositary Nominee, all right, title and interest in those Principal Financial Products is held by the Depositary Nominee subject to the right of any person identified as a Holder of CDIs in respect of those Principal Financial Products to receive all direct economic benefits and any other entitlements in relation to those Principal Financial Products in accordance with the Nominee Terms for that Depositary Nominee and as supplemented by Section 13.

The key terms on which the Depositary Nominee holds Principal Financial Products are set out in Nominee Terms for that Depositary Nominee.

Introduced 11/03/04 Origin SCH 3A.4.1 Amended 17/03/08, 01/05/26

13.4.2	Identification of CDI Holders

For the purposes of Rule 13.4.1 and in accordance with the Nominee Terms, a person is (subject to any subsequent disposition) entitled to all direct economic benefits and any other entitlements in relation to Principal Financial Products vested in a Depositary Nominee under these Rules if:

(a)	in accordance with Rule 13.2.3, the Principal Issuer has recorded the person in the CDI Register as the holder of CDIs for those Principal Financial Products; or

(b)	under Rule 13.3.1, the person is the former Holder of the Principal Financial Products to which the CDIs relate, or that person's nominee.

Introduced 11/03/04 Origin SCH 3A.4.2 Amended 01/05/26

ASX Settlement Operating Rules	Section 13	Page 11
1 May 2026

13.4.3	Immobilisation of Principal Financial Products

A Depositary Nominee that holds Principal Financial Products under these Rules must:

(a)

(i)
where a Certificate is issued as evidence of Title to those Financial Products, make arrangements satisfactory to ASX Settlement for any Certificate representing its holding of Principal Financial Products to be held by the Principal Issuer for safekeeping; or

(ii)
where the Financial Products are held on account in an Approved Clearing House, ensure that a Segregated Account is maintained in respect of those Financial Products, which must constitute the Principal Register for the purposes of these Rules;

(b)	not dispose of any of those Principal Financial Products unless authorised by these Rules; and

(c)
not create any interest (including a security interest) which is inconsistent with the Title of the Depositary Nominee to the Principal Financial Products and the interests of the Holders of CDIs in respect of the Principal Financial Products, other than any interest which routinely arises under the rules of a relevant Approved Clearing House or in connection with the appointment by the Depositary Nominee of a custodian to hold the Principal Financial Products, unless authorised by these Rules.

Introduced 11/03/04 Origin SCH 3A.4.3 Amended 01/05/26

13.5	REGISTERS AND PROCESSING OF TRANSFERS AND TRANSMUTATIONS

13.5.1	Issuer to establish and maintain Principal Register and CDI Register

If CDIs in respect of a class of Principal Financial Products are approved, the Principal Issuer must establish and maintain:

(a)	Where the Principal Issuer is a company:

(i)	a Principal Register that properly records the interest of the Depositary Nominee in its Financial Products; and

(ii)
a CDI Register that contains all of the information that would otherwise be required to be kept under the Corporations Act if the Principal Issuer were an Australian listed public company and the CDI Register were a register of members of that company; or

(b)	Where the Principal Issuer is a Government Bond Issuer:

(i)	a Principal Register; and

(ii)	a CDI Register.

For the purposes of paragraph (a)(i), where Financial Products of a Principal Issuer (or an equitable or beneficial interest in Financial Products of a Principal Issuer) are held by a custodian on behalf of the Depositary Nominee under a custody arrangement, the Principal Register together with the records of the custodian must properly record the interest of the Depositary Nominee in the Principal Issuer’s Financial Products.

Introduced 11/03/04 Origin SCH 3A.5.1, 3A.5.2 Amended 06/06/05, 21/05/13, 05/12/19, 01/05/26

ASX Settlement Operating Rules	Section 13	Page 12
1 May 2026

13.5.2	Reconciliation of Registers

The Principal Issuer must ensure, at all times that:

(a)
the total number of CDIs on the CDI Register reconciles to the total number of Principal Financial Products registered in the name of the Depositary Nominee on the Principal Register and taking into account the Transmutation Ratio, or as otherwise specified in the Procedures; and

(b)
where applicable, it has one or more Certificates registered in the name of the Depositary Nominee in its possession which represent the same number of Principal Financial Products as are registered in the name of the Depositary Nominee on the Principal Register.

Introduced 11/03/04 Origin SCH 3A.5.3 Amended 06/06/05, 21/05/13, 01/05/26

13.5.3	Right of Inspection of CDI Register

If a Principal Issuer is required to establish and maintain a CDI Register under Rule 13.5.1, the Principal Issuer must make its CDI Register available for inspection in Australia to the same extent and in the same manner as if that CDI Register were a register of members of an Australian listed public company.

This Rule 13.5.3 does not apply in respect of a class of Principal Financial Products that are Government Bonds or Principal Financial Products issued by a DI Issuer to the extent that the Principal Register need not be available for inspection where that Principal Register is located in a foreign jurisdiction.

Introduced 11/03/04 Origin SCH 3A.5.4A Amended 21/05/13, 05/12/19

13.5.4	Issuer Sponsored Subregisters and CHESS Subregisters for CDIs

If CDIs in respect of a class of Principal Financial Products are approved, the Principal Issuer must establish and maintain:

(a)	an Issuer Sponsored Subregister; and

(b)	a CHESS Subregister,

of CDIs in respect of the Principal Financial Products as if the CDIs were Financial Products of an Australian Issuer, issued wholly in uncertificated form.

Introduced 11/03/04 Origin SCH 3A.5.5 Amended 06/06/05

13.5.5	Third Party Provider as Agent – [Deleted]

Introduced 11/03/04 Origin SCH 3A.5.6 Deleted 06/06/05

13.5.6	Agents of Principal Issuer

If a Principal Issuer employs or retains a Third Party Provider to establish and maintain a Principal Register or a CDI Register in respect of a class of its Principal Financial Products, then for the purposes of these Rules, the Third Party Provider is taken to perform those services as the agent of the Principal Issuer.

Introduced 11/03/04 Origin SCH 3A.5.7 Amended 06/06/05

ASX Settlement Operating Rules	Section 13	Page 13
1 May 2026

13.5.7	Depositary Nominee obliged to ensure information is provided to Principal Issuer

Notwithstanding Rule 13.5.2, if a Depositary Nominee employs or retains a Third Party Provider to administer the Principal Register, which is not the same Third Party Provider as that retained by the Principal Issuer to establish and maintain a CDI Register under Rule 13.5.6, then the Depositary Nominee must ensure that its Third Party Provider provides such information to the Principal Issuer at such times as the Principal Issuer requires for performance of its obligations under Rules 13.1 to 13.13.

Introduced 11/03/04 Origin SCH 3A.5.8

13.5.8	Power of Attorney

The Depositary Nominee appoints the Principal Issuer to be the Depositary Nominee's attorney and in the name of the Depositary Nominee (or in the name of the Principal Issuer or its delegate) and on the Depositary Nominee's behalf:

(a)	to execute any transfer for the purposes of Rule 13.3; and

(b)
to do all things necessary or desirable to give full effect to the rights and obligations of the Depositary Nominee in Section 13, including (but not limited to) in connection with vesting Title to Principal Financial Products in the Depositary Nominee, administering Corporate Actions and taking other actions in accordance with rule 13.6, the appointment of proxies, the revocation of a trust under which the Depositary Nominee holds a Principal Financial Product and the giving of notices to Holders and other persons, and the Depositary Nominee undertakes to ratify and confirm anything done under this power of attorney by the Principal Issuer.

The authority of the Principal Issuer under the power of attorney does not include the revocation of trust by the Depositary Nominee under Rule 13.5A.1 but applies in relation to actions of the Depositary Nominee following a revocation of trust including (but not limited to) notifications to Holders of CDIs and the distribution of Principal Financial Products and other relevant property.

The Principal Issuer must not do anything under this power of attorney that would cause the Depositary Nominee to breach the Nominee Terms or these Rules or any law.

Introduced 11/03/04 Origin SCH 3A.5.9 Amended 01/05/26

13.5.9	Delegation by Principal Issuer under Power of Attorney

The Principal Issuer may in writing:

(a)	delegate its powers to any person for any period;

(b)	at its discretion, revoke any such delegation; and

ASX Settlement Operating Rules	Section 13	Page 14
1 May 2026

(c)	exercise or concur in exercising any power despite the Principal Issuer or a delegate of the Principal Issuer having a direct or personal interest in the mode or result of the exercise of that power.

The Principal Issuer must act in good faith and with due care in selecting the delegate and must monitor them. The Principal Issuer is responsible for any conduct or omission of the delegate as if the conduct or omission was of the Principal Issuer.

Introduced 11/03/04 Origin SCH 3A.5.9A Amended 01/05/26

13.5.10	Indemnity

If a Principal Issuer or its Third Party Provider executes a transfer of Principal Financial Products on behalf of a Depositary Nominee as transferor or transferee, other than a Transfer which is supported by a Message initiated by a Participant under these Rules, the Principal Issuer indemnifies:

(a)	the relevant Depositary Nominee;

(b)	ASX Settlement; and

(c)	each Participant,

and warrants to ASX Settlement that it indemnifies the transferor or the beneficial owner of the Principal Financial Products, as the case requires, against all losses, damages, costs and expenses that they or any of them may suffer or incur as a result of the transfer not being authorised by the transferor or by the beneficial owner of the Principal Financial Products.

For the avoidance of doubt, Rule 13.5.10 does not apply to a Government Bond Issuer.

Introduced 11/03/04 Origin SCH 3A.5.10 Amended 21/05/13, 01/05/26

13.5.11	ASX Settlement holds benefit of warranties for Depositary Nominee – [Deleted]

Introduced 11/03/04 Origin SCH 3A.5.10A Deleted 01/05/26

13.5.12	Principal Issuer and Depositary Nominee not to interfere in Transfer and Transmutation

Unless otherwise permitted under these Rules or the Listing Rules, a Principal Issuer or a Depositary Nominee must not refuse or fail to register, or give effect to, or otherwise interfere with the processing and registration of:

(a)	a paper-based transfer of Principal Financial Products;

(b)	a Transfer of CDIs;

(c)	a Transmutation of Principal Financial Products to CDIs;

(d)	a Transmutation of CDIs to Principal Financial Products;

(e)	a shunt from a DI register to a Principal Register; or

(f)	a shunt from a Principal Register to a DI register.

Introduced 11/03/04 Origin SCH 3A.5.11, 3A.5.12 Amended 06/06/05 01/05/26

ASX Settlement Operating Rules	Section 13	Page 15
1 May 2026

13.5.13	No Notice of Unregistered Interests

For the purposes of all relevant Australian and foreign laws, neither ASX Settlement nor any Depositary Nominee is affected by actual, implied or constructive notice of any interest in CDIs other than the Holdings on the CDI Register.

A Depositary Nominee may deal with the registered Holder of CDIs as if, for all purposes and in accordance with the Nominee Terms, the Holder of CDIs is the absolute beneficial owner of the Principal Financial Products to which the CDIs relate, without any liability whatsoever to any other person who asserts an interest in the CDIs or in the Principal Financial Products to which the CDIs relate or in the rights in respect of them under these Rules or the Nominee Terms.

Introduced 11/03/04 Origin SCH 3A.5.13, 3A.5.14 Amended 01/05/26

13.5 A	TERMINATION OF CDI HOLDING BY THE DEPOSITARY NOMINEE

13.5A.1	Termination of trust over Principal Financial Products

The Depositary Nominee may revoke the trust under which it holds the Principal Financial Products on the date notified by it to ASX Settlement and the Principal Issuer:

(a)	if the CDI ceases to be an Approved Financial Product or the CDI is in respect of a class of Principal Financial Products for which the approval under Rule

13.2 has been revoked; or

(b)	in the circumstances set out in the Nominee Terms in respect of the relevant Depositary Nominee.

The Depositary Nominee must notify the affected Holders of CDIs of the revocation in accordance with the Procedures.

From the date of revocation:

(i)
the Depositary Nominee holds the Principal Financial Products and any other relevant property on trust for distribution to each Holder of CDIs and otherwise on the same terms as far as practicable as it held the Principal Financial Products and other relevant property before such revocation of trust;

(ii)
the Depositary Nominee may continue to hold on trust for the relevant Holder of CDIs the Principal Financial Products and any other relevant property for any period determined by the Depositary Nominee instead of distributing that property to the Holder of CDIs and, in doing so, the Depositary Nominee will not be liable for any loss, cost, damage or expense suffered by the Holder of CDIs (except where such loss, cost, damage or expense is directly caused by the Depositary Nominee’s actual fraud or dishonesty); and

(iii)
the Depositary Nominee may appoint a custodian or agent (including a paying agent), which may be the Principal Issuer, for the purpose of holding Principal Financial Products and any other relevant property (including, without limitation, net proceeds referred to in Rule 13.5A.2(c)) or performing any of its duties relating to the distribution or holding of property or for any other purpose for which a trustee may appoint an agent. Where the Depositary Nominee proposes to appoint a custodian or agent, the Principal Issuer may nominate a custodian or agent for consideration by the Depositary Nominee.

ASX Settlement Operating Rules	Section 13	Page 16
1 May 2026

The Depositary Nominee is not obliged to appoint a custodian or agent nominated by the Principal Issuer.

Introduced 17/03/08 Amended 01/05/26

13.5A.2	Distribution of Principal Financial Products and power of sale

If a Depositary Nominee revokes the trust under which it holds a class of Principal Financial Products in accordance with Rule 13.5A.1:

(a)
the Depositary Nominee may notify the affected Holders of CDIs in accordance with the Procedures of a procedure by which the Principal Financial Products and any other relevant property will be distributed to Holders;

(b)
subject to any law or rule of any financial market where the Principal Financial Products are listed or quoted, the Principal Issuer must use all reasonable endeavours to assist the Depositary Nominee to distribute the Principal Financial Products and any other relevant property to Holders of CDIs in accordance with the procedure notified by the Depositary Nominee; and

(c)
if the Depositary Nominee, after taking any steps specified in the Procedures, has been unable to distribute the Principal Financial Products and any other relevant property to a Holder of CDIs, then the Depositary Nominee:

(i)
may sell the Principal Financial Products and any other relevant property and, subject to any right of indemnity exercisable by the Depositary Nominee, hold the net proceeds (taking into account all costs, expenses and fees (including currency conversion and brokerage fees)) on trust for distribution to the Holder of CDIs. The Holder of those CDIs has a vested and indefeasible interest in, and is absolutely entitled to, such net proceeds; and

(ii)	may, after any period specified by law for holding unclaimed moneys, remit those monies to a regulatory authority in accordance with relevant law.

Introduced 17/03/08 Amended 01/05/26

13.5A.3	Exercise of power of sale

In exercising a power of sale in this Section 13, the Depositary Nominee may do any of the following:

(a)
sell, dispose of, transfer or otherwise deal with the Principal Financial Products and any other relevant property to any person including without limitation to an associate of any of the Principal Issuer, the Holder of CDIs or the Depositary Nominee;

(b)
effect any sale by a single contract or in separate lots or parcels or in any other manner that the Depositary Nominee may think fit, with power to the Depositary Nominee to apportion the sale price and all costs, expenses, purchase money and fees (including currency conversion and brokerage fees) between the Principal Financial Products so dealt with, provided the apportionment is fair and equitable;

ASX Settlement Operating Rules	Section 13	Page 17
1 May 2026

(c)
subject to any contrary rule of law or equity, allow a purchaser of the Principal Financial Products any time for payment of the whole or any part of the purchase money either with interest at any rate or without interest and either upon the security of the property sold or any part or upon any other security or without any security and the conditions of sale may include such special conditions as the Depositary Nominee may think fit; or

(d)
sign deeds of sale with respect to the sale of any Principal Financial Product and any other relevant property, and execute any other documents as may be required to transfer the rights of such Principal Financial Products or any other relevant property.

The Holder of a CDI has a vested and indefeasible interest in, and is absolutely entitled to, the net proceeds of any such sale, disposal, transfer of or other dealing in the Principal Financial Product in respect of the CDI.

Introduced 17/03/08 Amended 01/05/26

13A.5A.4	Limitation of liability

If a Depositary Nominee exercises the power of sale in accordance with this Section 13:

(a)	the exercise of that power does not involve on the part of the Depositary Nominee:

(i)	incurring any personal liability in connection with that exercise or its consequences unless it is committed, made or omitted in bad faith or as a result of negligence or wilful default; and

(ii)	any breach of duty or trust whatsoever, unless it is committed, made or omitted in bad faith or as a result of negligence or wilful default; and

(b)
the Depositary Nominee has no liability to any Holder for any delay in the sale of any property or any failure to obtain a particular price for any Principal Financial Products and any other relevant property or for obtaining different prices on different Principal Financial Products or other property sold pursuant to these Rules, or for any failure to obtain a particular rate for any currency conversion.

The person who acquires the Principal Financial Products need not confirm or verify whether Depositary Nominee has the right to dispose of the Principal Financial Products or whether the Depositary Nominee exercises that right properly.

Introduced 17/03/08 Amended 01/05/26

13.5A.5	Appointment of custodian or agent

If the Depositary Nominee appoints a custodian or agent in accordance with this Rule 13.5A, the following will apply to such appointment:

(a)
the Depositary Nominee may appoint one or more persons whom the Depositary Nominee determines to be properly qualified to act as the custodian or agent in respect of the Principal Financial Products and any other relevant property (including, without limitation, net proceeds referred to in Rule 13.5A.2(c)) (“Relevant Property”);

ASX Settlement Operating Rules	Section 13	Page 18
1 May 2026

(b)
the Depositary Nominee and the custodian or agent must execute a written agreement setting out the terms and conditions in relation to the appointment of the custodian or agent which provides among other things:

(i)	a representation from the custodian or agent to the Depositary Nominee that it has the skill, facilities, capacity and staff to carry out the duties of a custodian or agent;

(ii)
a representation that the custodian or agent agrees to follow any proper instructions or communications from the Depositary Nominee or any relevant regulatory authority in relation to the transfer, disposal or remittance of the Relevant Property;

(iii)	for such other matters that by law are required to be specified in the written agreement between the Depositary Nominee and the custodian or agent;

(c)
any consideration or fees applying to the provision of custodian or agency services under this Rule 13.5A may be deducted from the Relevant Property by the custodian or agent (or as otherwise determined in accordance with the relevant custody or agency agreement referred to in this Rule 13.5A); and

(d)	where the Depositary Nominee appoints a custodian or agent in accordance with this clause 13.5A:

(i)	the exercise of that power does not involve on the part of the Depositary Nominee incurring any personal liability in connection with that exercise or its consequences;

(ii)
the Depositary Nominee will not be liable for any acts or omissions of any person who acts as its custodian or agent, nor will the exercise of its powers give rise to any breach of duty or trust whatsoever, in each case, subject to the Depositary Nominee having acted with due care in selecting that person.

Introduced 17/03/08 Amended 01/05/26

13.6	CORPORATE ACTIONS IN RELATION TO PRINCIPAL FINANCIAL PRODUCTS OTHER THAN GOVERNMENT BONDS

13.6.1	Application of Rules

The purpose of the following Rules is to ensure that, to the extent permitted by the laws of the Principal Issuer’s jurisdiction of incorporation, the benefit of all Corporate Actions of a Principal Issuer will enure to the benefit of the relevant Holders of CDIs as if they were Holders of the corresponding Principal Financial Products, where Principal Financial Products are held by a Depositary Nominee under these Rules.

In this Rule 13.6, where the Principal Issuer is not the Issuer of the Principal Financial Product, references to the Principal Issuer’s rights and obligations will be interpreted, where the context requires, as being or including the rights of the Issuer or requiring that the Principal Issuer procure that the Issuer performs such obligation (respectively, and as the context requires).

ASX Settlement Operating Rules	Section 13	Page 19
1 May 2026

This Rule 13.6 does not apply to Principal Financial Products that are Government Bonds.

Introduced 11/03/04 Origin SCH 3A.6.1 Amended 06/06/05, 17/03/08, 21/05/13, 01/05/26

13.6.2	Distribution of Dividends to Holders of CDIs

If CDIs in respect of a class of Principal Financial Products are approved under Rule 13.2, the Principal Issuer must distribute any dividend declared in respect of the corresponding Principal Financial Products to Holders of CDIs based on relevant Cum Entitlement Balances as at End of Day on the Record Date for the dividend in proportions as determined by the Transmutation Ratio.

Introduced 11/03/04 Origin SCH 3A.6.2 Amended 06/06/05

13.6.3	Direction and Acknowledgment by Depositary Nominee

For the purposes of:

(a)	the Principal Issuer's constitution; and

(b)	all laws governing the entitlement to dividends of a Depositary Nominee of the Principal Issuer,

the Depositary Nominee is taken to have directed the Principal Issuer to distribute any dividend, that would otherwise be payable to it under the Principal Issuer's constitution, in accordance with these Rules.

Introduced 11/03/04 Origin SCH 3A.6.3

13.6.4	Discharge of Principal Issuer's obligation to pay dividend to Depositary Nominee

A Depositary Nominee for a Principal Issuer acknowledges that distribution of a dividend in accordance with these Rules discharges the Principal Issuer's obligation to pay the dividend to the Depositary Nominee, and the Depositary Nominee has no further duties or obligations to the Holders of CDIs or any other person in respect of such dividend.

Introduced 11/03/04 Origin SCH 3A.6.4 Amended 01/05/25

13.6.5	Payments or distributions

This Rule 13.6, including rules 13.6.2, 13.6.3 and 13.6.4, apply in respect of a CDI as if a reference to “dividend” is a reference to any distribution or payment, whether principal, premium or interest, as defined in the offering memorandum in respect of the Principal Financial Products.

Introduced 11/03/04 Origin SCH 3A.6.4A Amended 01/05/26

13.6.6	Payment Obligations

Where a DI Issuer makes a payment pursuant to Rule 13.6.2, that payment must be made to all Holders of DIs as soon as reasonably practicable.

Introduced 11/03/04 Origin SCH 3A.6.4B Amended 04/04/05

ASX Settlement Operating Rules	Section 13	Page 20
1 May 2026

13.6.7	Corporate Actions

(a)	Subject to paragraph (d), if CDIs in respect of a class of Principal Financial Products are approved under Rule 13.2, the Principal Issuer must administer all Corporate Actions that result in:

(i)	the Issue of additional or replacement Financial Products in respect of the Principal Financial Products; or

(ii)	the cancellation, buy back or other reduction in number by whatever means of the Principal Financial Products (whether in whole or part),

as if each Holder of CDIs with respect to the Depositary Nominee's Holding is a Holder of a corresponding number of Principal Financial Products, so that the Holding of each Holder of CDIs is adjusted as a result of the Corporate Action (whether by issuing additional or replacement CDIs to Holders of CDIs, or by cancelling or otherwise reducing the number of CDIs in the existing Holdings of Holders of CDIs, as the case may be) based on relevant Cum Entitlement Balances as at End of Day on the Record Date for the Corporate Action on the same terms as would otherwise have applied if the Holders of CDIs were Holders of the Principal Financial Products.

(b)
If the benefits conferred in the Corporate Action are additional or replacement Financial Products as described in paragraph (a)(i), the Principal Issuer must ensure that those Financial Products are vested in the Depositary Nominee as Holder of the Principal Financial Products and the benefits are distributed to Holders of CDIs in the form of CDIs corresponding to those Principal Financial Products.

(c)	The Principal Issuer must ensure that the benefit of Corporate Actions is conferred on Holders of CDIs in proportions determined by the Transmutation Ratio.

(d)	If:

(i)
the laws of the Principal Issuer’s jurisdiction of incorporation do not permit the Principal Issuer to administer a Corporate Action as if each Holder of CDIs with respect to the Depositary Nominee's Holding is the Holder of a corresponding number of Principal Financial Products in the manner described in paragraph (a); and

(ii)	the Principal Issuer has:

(A)	so notified ASX Settlement in writing;

(B)	given ASX Settlement:

a.
written details of an alternative proposal (“Alternative Proposal”) under which the number of Principal Financial Products held by the Depositary Nominee (when adjusted in accordance with the Alternative Proposal), combined with any other benefits (if any) to be conferred on the Depositary Nominee pursuant to the Alternative Proposal (such as cash), will result in each CDI Holder being placed as nearly as practicable in the same economic position as a result of the Corporate Action as if the Principal Issuer had administered the Corporate Action in the manner described in paragraph (a); or

ASX Settlement Operating Rules	Section 13	Page 21
1 May 2026

b.
if the laws of the Principal Issuer’s jurisdiction of incorporation require the Corporate Action, so far as it concerns the Depositary Nominee and the Holders of CDIs with respect to the Depositary Nominee’s Holding, to be administered having regard only to the Depositary Nominee’s holding of Principal Financial Products at that time, to the exclusion of all other considerations, and such laws do not admit of any alternative proposal under which the interests of Holders of CDIs with respect to the Depositary Nominee’s Holding may be taken into account (including, without limitation, by the payment of cash consideration in lieu of any additional CDIs to which the Holders of CDIs would have been entitled if the Principal Issuer had administered the Corporate Action in the manner described in paragraph (a)), a statement to that effect (“Statement”);

(C)
provided an undertaking to ASX Settlement that it has disclosed the details of the Corporate Action (including details of any Alternative Proposal or Statement, as applicable) to Holders of CDIs in accordance with all applicable laws; and

(D)
provided to ASX Settlement any additional information or documents which ASX Settlement requests for the purpose of evaluating the Corporate Action (as it affects CDI Holders) and the Alternative Proposal or Statement (as applicable) including, without limitation, a legal opinion satisfactory to ASX Settlement confirming the matters referred to in paragraph (d)(i) and such other matters related to the Corporate Action and the Alternative Proposal or Statement (as applicable) as ASX Settlement in its discretion may nominate; and

(iii)	ASX Settlement has confirmed in writing its acceptance of the Alternative Proposal or Statement (as applicable),

the Principal Issuer must ensure that:

(iv)	the Corporate Action is administered in accordance with the Alternative Proposal or Statement (as applicable); and

(v)	the Holding of each Holder of CDIs is adjusted as a result of the Corporate Action accordingly.

For the purpose of evaluating the Corporate Action (as it affects CDI Holders) and the Alternative Proposal or Statement (as applicable), and in confirming its acceptance of the Alternative Proposal or Statement (as applicable), ASX Settlement relies and is entitled to rely on all information, opinions and other documents provided to it by the Principal Issuer. By confirming its acceptance of the Alternative Proposal or Statement (as applicable), ASX Settlement does not and shall not be taken for any purpose to:
ASX Settlement Operating Rules	Section 13	Page 22
1 May 2026

(vi)	endorse, promote or otherwise support the Alternative Proposal or Statement;

(vii)	express any view about the merits or the correctness of the legal and factual basis of the Alternative Proposal or Statement or any other matter connected with them; or

(viii)	accept any liability in connection with the Corporate Action, Alternative Proposal or Statement.

For the purposes of this Rule 13.6.7, “Corporate Action” includes (but is not limited to) bonus issues, rights issues, mergers and reconstructions (including any action taken by a Principal Issuer to reduce (or that will have the effect of reducing) the number of Principal Financial Products held by a Depositary Nominee).

Introduced 11/03/04 Origin SCH 3A.6.5 Amended 06/06/05, 17/03/08, 04/03/13

13.6.8	Dividend Reinvestment and Bonus Share Plans

If CDIs in respect of a class of Principal Financial Products are approved under Rule 13.2, the Principal Issuer must, in relation to any dividend investment scheme or bonus share plan in respect of those Principal Financial Products:

(a)
make available to Holders of CDIs, based on relevant Cum Entitlement Balances as at End of Day on the Record Date for determining entitlements, all benefits and entitlements arising under the dividend reinvestment scheme or bonus share plan, as the case requires;

(b)
distribute all benefits and entitlements arising under the dividend reinvestment scheme or bonus share plan, as the case requires, to Holders of CDIs in proportions determined by the Transmutation Ratio;

(c)	ensure that any right under such a plan to elect to receive financial products rather than cash is exercised by Holders of CDIs rather than the Depositary Nominee; and

(d)	if a Holder of CDIs elects to receive financial products, issue Principal Financial Products to the Depositary Nominee and distribute corresponding CDIs to the Holder of CDIs.

Introduced 11/03/04 Origin SCH 3A.6.6 Amended 06/06/05

13.6.9	Exercise of Holder rights

If CDIs in respect of a class of Principal Financial Products are approved under Rule 13.2, the Depositary Nominee must exercise any rights vested in it as the Holder of the Principal Financial Products under any law (including any right to institute legal proceedings as a holder of Financial Products), in accordance with any direction given by a Holder of CDIs.

Introduced 11/03/04 Origin SCH 3A.6.7 Amended 06/06/05 01/05/26

ASX Settlement Operating Rules	Section 13	Page 23
1 May 2026

13.6.10	Fractional Entitlements

(a)
Subject to paragraph (b), if a Corporate Action would give Holders of CDIs a fractional entitlement to additional or replacement Principal Financial Products (if they held Principal Financial Products directly), the Principal Issuer must ensure that:

(i)
the number of additional or replacement Principal Financial Products issued to the Depositary Nominee is calculated as if each Holder of CDIs with respect to the Depositary Nominee’s Holding is a Holder of a corresponding number of Principal Financial Products; and

(ii)	Holders of CDIs receive additional or replacement CDIs reflecting the entitlements so calculated.

(b)	If:

(i)
the laws of the Principal Issuer’s jurisdiction of incorporation do not permit the Principal Issuer to calculate the number of additional or replacement Principal Financial Products issued to the Depositary Nominee in the manner described in paragraph (a)(i) and to ensure that Holders of CDIs receive additional or replacement CDIs reflecting the entitlements so calculated; and

(ii)	the Principal Issuer has:

(A)	so notified ASX Settlement in writing;

(B)	given ASX Settlement:

a.
written details of an alternative proposal (“Alternative Proposal”) under which the number of additional or replacement Principal Financial Products issued to the Depositary Nominee, combined with any other benefits (if any) to be conferred on the Depositary Nominee pursuant to the Alternative Proposal (such as cash), will result in each CDI Holder receiving as nearly as practicable the same economic benefit as a result of the Corporate Action as if the number of additional or replacement Principal Financial Products issued to the Depositary Nominee had been calculated in the manner described in paragraph (a)(i) and the Principal Issuer had ensured that Holders of CDIs received additional or replacement CDIs reflecting the entitlements so calculated; or

b.
if the laws of the Principal Issuer’s jurisdiction of incorporation require the number of additional or replacement Principal Financial Products issued to the Depositary Nominee to be calculated having regard only to the Depositary Nominee’s holding of Principal Financial Products at that time, to the exclusion of all other considerations, and such laws do not admit of any alternative proposal under which the interests of Holders of CDIs with respect to the Depositary Nominee's Holding may be taken into account (including, without limitation, by the payment of cash consideration in lieu of such additional or replacement CDIs as the Holders of CDIs would have received if the number of additional or replacement Principal Financial Products issued to the Depositary Nominee had been calculated in the manner described in paragraph (a)(i)), a statement to that effect (“Statement”);

ASX Settlement Operating Rules	Section 13	Page 24
1 May 2026

(C)
provided an undertaking to ASX Settlement that it has disclosed the details of the Corporate Action (including details of any Alternative Proposal or Statement, as applicable) to Holders of CDIs in accordance with all applicable laws; and

(D)
provided to ASX Settlement any additional information or documents which ASX Settlement requests for the purpose of evaluating the Corporate Action (as it affects CDI Holders) and the Alternative Proposal or Statement (as applicable) including, without limitation, a legal opinion satisfactory to ASX Settlement confirming the matters referred to in paragraph (b)(i) and such other matters related to the Corporate Action and the Alternative Proposal or Statement (as applicable) as ASX Settlement in its discretion may nominate; and

(iii)	ASX Settlement has confirmed in writing its acceptance of the Alternative Proposal or Statement (as applicable),

the Principal Issuer must ensure that:

(iv)	the number of additional or replacement Principal Financial Products issued to the Depositary Nominee is calculated in accordance with the Alternative Proposal or Statement (as applicable); and

(v)	Holders of CDIs receive additional or replacement CDIs reflecting the entitlements so calculated.

For the purpose of evaluating the Corporate Action (as it affects CDI Holders) and the Alternative Proposal or Statement (as applicable), and in confirming its acceptance of the Alternative Proposal or Statement (as applicable), ASX Settlement relies and is entitled to rely on all information, opinions and other documents provided to it by the Principal Issuer. By confirming its acceptance of the Alternative Proposal or Statement (as applicable), ASX Settlement does not and shall not be taken for any purpose to:

(vi)	endorse, promote or otherwise support the Alternative Proposal or Statement;

(vii)	express any view about the merits or the correctness of the legal and factual basis of the Alternative Proposal or Statement or any other matter connected with them; or

ASX Settlement Operating Rules	Section 13	Page 25
1 May 2026

(viii)	accept any liability in connection with the Corporate Action, Alternative Proposal or Statement.

For the purposes of this Rule 13.6.10, “Corporate Action” includes (but is not limited to) bonus issues, rights issues, mergers and reconstructions (including any action taken by a Principal Issuer to reduce (or that will have the effect of reducing) the number of Principal Financial Products held by a Depositary Nominee).

Introduced 11/03/04 Origin SCH 3A.6.8 Amended 06/06/05, 17/03/08

13.6.10 A	Disposal of surplus Principal Financial Products

If:

(a)	the Depositary Nominee receives Principal Financial Products in connection with a Corporate Action; and

(b)
following receipt of the Principal Financial Products, the Depositary Nominee’s Holding of Principal Financial Products exceeds the aggregate of each CDI Holder’s entitlement to a whole number of Principal Financial Products, the Depositary Nominee must sell such surplus Principal Financial Products and distribute the proceeds of sale (less transaction costs) to Holders of CDIs in proportion to their respective Holdings.

Introduced 17/03/08

13.6.11	General Direction and Acknowledgment by Depositary Nominee

A Depositary Nominee for a Principal Issuer:

(a)	is taken to have directed the Principal Issuer to administer all Corporate Actions of the Principal Issuer in the manner provided in these Rules; and

(b)	acknowledges that compliance with these Rules discharges the Principal Issuer's obligation to make the benefit of a Corporate Action available to the Depositary Nominee.

Introduced 11/03/04 Origin SCH 3A.6.9, 3A.6.10

13.6.12	Transmutations of Financial Products and associated Entitlements

Where, during an ex-period for a Corporate Action, Principal Financial Products under Rules 13.1 to 13.13 are Transmuted in order to give effect to a transfer of those Principal Financial Products, the transmutation of those Principal Financial Products must be effected together with any associated Entitlement.

Introduced 11/03/04 Origin SCH 3A.6.11 Amended 06/06/05

13.6.13	Divestment of small Holdings

If CDIs in respect of a class of Principal Financial Products are approved and:

(a)
in accordance with the Listing Rules, a Holder of less than a specified number of Principal Financial Products can be subject to divestment or sale of those Principal Financial Products by the Principal Issuer; and

ASX Settlement Operating Rules	Section 13	Page 26
1 May 2026

(b)	a Holder of CDIs would be subject to divestment or sale if it held the corresponding number of Principal Financial Products directly,

the Principal Issuer may give a Notice of Divestment in accordance with Rule 5.12.2 to the Holder of CDIs. The Principal Issuer must also give a Holder of CDIs the benefit of any notice and consent procedure that may be contained in the constitution of the Principal Issuer, the Listing Rules and the rules of any financial market on which the Principal Financial Products are listed or quoted to which the Holder of CDIs would be entitled if it held the Principal Financial Products directly.

Introduced 17/03/08

13.6.14	Depositary Nominee may consent to sale or divestment

If the Depositary Nominee is reasonably satisfied that the Principal Issuer has complied with its obligations under Rule 13.6.13, the Depositary Nominee is authorised to consent to the sale or divestment of the number of Principal Financial Products which correspond to the Holder’s CDIs.

Introduced 17/03/08

13.6.15	Principal Issuer must distribute proceeds

The Principal Issuer must distribute to the Holder of CDIs any proceeds of a sale made pursuant to a notice given under Rule 13.6.13 (net of transaction costs, expenses and fees (including currency conversion and brokerage fees)). If the Principal Issuer is required under the laws of its jurisdiction of incorporation to distribute the net proceeds to the Depositary Nominee in its capacity as the Holder of the Principal Financial Products, the Depositary Nominee shall be taken to have directed the Principal Issuer to distribute the net proceeds to the Holder of CDIs. Upon distribution of the net proceeds to the Holder of CDIs, the Principal Issuer must cancel the Holder’s CDIs corresponding to the Principal Financial Products which have been sold.

Introduced 17/03/08 Amended 01/05/26

13.6.16	Indemnity by Principal Issuer

By giving a Notice of Divestment, a Principal Issuer indemnifies the Depositary Nominee and ASX Settlement against any loss, cost, damage, expense or liability which they may suffer or incur as a result of any sale or divestment of Principal Financial Products and the cancellation of CDIs under this Rule.

Introduced 17/03/08

13.6.17	Liability of Depositary Nominees

A Depositary Nominee has no liability to:

(a)	a Principal Issuer;

(b)	Holders of CDIs; or

(c)	any person claiming an interest in a Principal Financial Product or CDI, unless it acts in bad faith, negligently or in breach of these Rules.

For the avoidance of doubt and without limiting the foregoing:

ASX Settlement Operating Rules	Section 13	Page 27
1 May 2026

(d)	a Depositary Nominee has no liability to pass to any person a better interest in any Financial Product than it has.

(e)	the Principal Issuer is responsible for the payment of all Entitlements in respect of a Principal Financial Product or CDI.

This Rule 13.6.17 does not apply in respect of Government Bond Issuers, Government Bonds, or Government Bond Depositary Interests or Holders of them.

Introduced 01/05/26

13.6A	ENTITLEMENTS IN RELATION TO GOVERNMENT BONDS

13.6A.1	Application of Rules

The purpose of the following Rules is to ensure that the benefit of all Entitlements in relation to Principal Financial Products that are Government Bonds will enure to the benefit of the relevant Holders of CDIs as if they were Holders of the corresponding Principal Financial Products, where Principal Financial Products are registered in the name of a Depositary Nominee or its nominee under these Rules. This Rule 13.6A applies only to Principal Financial Products that are Government Bonds.

Introduced 21/05/13

13.6A.2	Direction by Depositary Nominee

For the purpose of the terms of issue of Principal Financial Products that are Government Bonds approved under Rule 13.2 and all laws governing the Entitlements of a Depositary Nominee for a Principal Issuer, the Depositary Nominee is taken to have directed the Principal Issuer to pay any Entitlements that would otherwise be payable to the Depositary Nominee in accordance with these Rules.

Introduced 21/05/13

13.6A.3	Payment of Entitlements to Holders of Government Bond CDIs.

If CDIs in respect of Principal Financial Products that are Government Bonds are approved under Rule 13.2, the Principal Issuer must pay or cause payment of any Entitlements payable in respect of the Government Bonds to Holders of the relevant Government Bond Depositary Interests in proportions as determined by the Transmutation Ratio.

Introduced 21/05/13

13.6A.4	Discharge of Principal Issuer's obligation to pay to Depositary Nominee

A Depositary Nominee for a Principal Issuer acknowledges that payment of Entitlements relating to Government Bond Depositary Interests in accordance with these Rules discharges any obligation the Principal Issuer may have to pay the Entitlements to the Depositary Nominee.

Introduced 21/05/13

13.6A.5	Liability of Depositary Nominee

A Depositary Nominee has no liability to:

ASX Settlement Operating Rules	Section 13	Page 28
1 May 2026

(a)	a Government Bond Issuer;

(b)	Holders of Government Bond Depositary Interests; or

(c)	any person claiming an interest in a Government Bond or Government Bond Depositary Interest,

unless it acts in bad faith, negligently or in breach of these Rules.

For the avoidance of doubt and without limiting the foregoing:

(d)	A Depositary Nominee has no liability to pass to any person a better interest in any Financial Product than it has.

(e)
A Depositary Nominee has no liability as an Issuer in relation to Entitlements in respect of a Government Bond. It is acknowledged that the Government Bond Issuer is responsible for the payment of all Entitlements in respect of a Government Bond and Government Bond Depositary Interest.

Introduced 21/05/13

13.6 B	DISCLOSURE

13.6B.1	No disclosure obligation

A Depositary Nominee has no obligation to provide a disclosure document in respect of Government Bonds or Government Bond Depositary Interests, unless the Depositary Nominee is required to provide an information statement under section 1020AI of the Corporations Act 2001.

Introduced 21/05/13

13.7	TAKEOVERS

For the avoidance of doubt, this Rule 13.7 does not apply in relation to Principal Financial Products that are Government Bonds.

Introduced 21/05/13

13.7.1	Depositary Nominee to accept only if authorised by Holders of CDIs

If a takeover offer in respect of Principal Financial Products is received by a Depositary Nominee, the Depositary Nominee must not accept the offer except to the extent that acceptance is authorised by Holders of CDIs with respect to the Principal Financial Products under these Rules.

Introduced 11/03/04 Origin SCH 3A.7.1 Amended 06/06/05

13.7.2	Acceptance with respect to Holders of CDIs on CHESS Subregister

If:

(a)	Principal Financial Products are held by a Depositary Nominee; and

(b)	the corresponding CDIs are held on a CHESS Subregister,

ASX Settlement Operating Rules	Section 13	Page 29
1 May 2026

then the provisions of the Rules governing the processing of takeover acceptances of Financial Products held on a CHESS Subregister apply as if the CDIs were Financial Products of a listed public company and the Depositary Nominee must accept a takeover offer with respect to Principal Financial Products which it holds if and to the extent to which acceptances are received and processed pursuant to the Rules.

Introduced 11/03/04 Origin SCH 3A.7.2 Amended 06/06/05

13.7.3	Acceptance with respect to Holders of CDIs on Issuer-Sponsored Subregister

If:

(a)	Principal Financial Products are held by a Depositary Nominee; and

(b)	corresponding CDIs are held on the Issuer Sponsored Subregister,

then the Depositary Nominee must:

(c)
as soon as possible after the date of receipt of the takeover offer from the offeror, send to each Holder of CDIs registered on the CDI Register at the date of the offer, copies of the offer documentation, together with any other documents sent to target holders of the Principal Financial Products; and

(d)	ensure that the offer documentation sent to Holders of CDIs includes a Notice in a form acceptable to ASX Settlement in accordance with the Procedures.

Introduced 11/03/04 Origin SCH 3A.7.3 Amended 06/06/05, 04/03/13

13.7.4	Processing of acceptances from Holders of CDIs

Where the provisions of Rule 13.7.3 apply, the Depositary Nominee must ensure that:

(a)
the offeror receives and processes acceptances from Holders of CDIs or appoints a receiving agent in Australia to receive and process acceptances with respect to Holders of CDIs on the Issuer Sponsored Subregister; and

(b)
either the offeror or the offeror's receiving agent provides the Depositary Nominee with a clear statement of the number of Principal Financial Products held by the Depositary Nominee with respect to which acceptances of Holders of CDIs have been received, in sufficient time to enable the Depositary Nominee to lodge a valid acceptance of the offer with the offeror as holder of the Principal Financial Products.

Introduced 11/03/04 Origin SCH 3A.7.4

13.7.5	Liability of Depositary Nominee

The Depositary Nominee has no liability to:

(a)	the Principal Issuer;

(b)	Holders of Principal Financial Products;

(c)	Holders of CDIs;

(d)	any person claiming an interest in Principal Financial Products or CDIs; or

ASX Settlement Operating Rules	Section 13	Page 30
1 May 2026

(e)	the takeover offeror,

with respect to lodging or not lodging takeover acceptances for the whole or any part of its Holding of Principal Financial Products unless it:

(f)
acts contrary to a statement of a receiving agent given under Rule 13.7.4(b) or contrary to the information supplied to it by ASX Settlement regarding takeover acceptances with respect to Holdings on the CHESS Subregister for the CDIs;

(g)	acts in breach of these Rules; or

(h)	negligently fails to lodge the acceptance or acceptances before the close of the offer period.

Introduced 11/03/04 Origin SCH 3A.7.5 Amended 06/06/05, 01/05/26

13.8	VOTING ARRANGEMENTS

13.8.1	Interpretation

For the purposes of Rule 13.8, “constitution of a Principal Issuer” means:

(a)	in respect of a share, constitution as defined in the Corporations Act; or

(b)
in respect of a Financial Product other than a share, the document or legislation which creates the right for a holder of Financial Products to attend and vote at meetings of holders of Financial Products of that class and to appoint proxies in respect of that voting.

For the avoidance of doubt, this rule 13.8 does not apply in relation to Principal Financial Products that are Government Bonds.

Introduced 11/03/04 Origin SCH 3A.1.3 Amended 21/05/13

13.8.2	Principal Issuer to notify Holders of CDIs

If a meeting is convened of Holders of a class of Principal Financial Products vested in a Depositary Nominee for a Principal Issuer, the Principal Issuer must give a Notice of the meeting to each Holder of CDIs at the same time as Notice of the meeting is sent to Holders of the Principal Financial Products.

For the purposes of this Rule 13.8.2, a Principal Issuer may give a Notice of the meeting to a Holder of CDIs in any manner provided for in the Corporations Act.

Note:	this Rule 13.8.2 is intended to cover the means by which a notice of meeting may be given under section 249J of the Corporations Act.

Introduced 11/03/04 Origin SCH 3A.8.1 Amended 18/12/06

13.8.3	Holders of CDIs may give Directions to Depositary Nominee

Subject to Rule 13.8.8, the Depositary Nominee must appoint two proxies even if under the constitution of the Principal Issuer, a Depositary Nominee has a right to:

ASX Settlement Operating Rules	Section 13	Page 31
1 May 2026

(a)	appoint more than one proxy for the purpose of voting at a meeting of the Principal Issuer; and

(b)	cast different proxy votes for different parts of the Holding.

Introduced 11/03/04 Origin SCH 3A.8.2

13.8.4	Proxies to indicate results of resolution

One of the two proxies so appointed in accordance with Rule 13.8.3 must indicate the number of Principal Financial Products in favour of the resolution described in the proxy, and the second proxy must indicate the number of Principal Financial Products against the resolution described in the proxy.

Introduced 11/03/04 Origin SCH 3A.8.3 Amended 06/06/05

13.8.5	Determining the number of Financial Products for each proxy

The manner in which the number of Principal Financial Products is determined for each proxy is by:

(a)	taking the number of CDIs in favour of the resolution;

(b)	taking the number of CDIs against the resolution;

(c)	applying the transmutation ratio to those CDIs; and

(d)	entering the resultant number of Principal Financial Products on the appropriate proxy.

Introduced 11/03/04 Origin SCH 3A.8.4 Amended 06/06/05

13.8.6	Depositary Nominee appointing a single proxy

If under the constitution of the Principal Issuer, a Depositary Nominee can only appoint a single proxy, the Depositary Nominee must:

(a)	take the number of CDIs in favour of the resolution;

(b)	take the number of CDIs against the resolution;

(c)	determine the net voting position either in favour of or against the resolution;

(d)	apply the transmutation ratio to those CDIs; and

(e)	accordingly enter the resultant number of Principal Financial Products on the proxy.

Introduced 11/03/04 Origin SCH 3A.8.5 Amended 06/060/05

13.8.7	Voting instructions by Depositary Nominee

Where the appointed proxy or proxies are required to vote on multiple resolutions, the Depositary Nominee must instruct the proxy or proxies to vote in such manner as will in the reasonable opinion of the Depositary Nominee best represent the wishes of the majority of Holders of CDIs.

Introduced 11/03/04 Origin SCH 3A.8.5A

ASX Settlement Operating Rules	Section 13	Page 32
1 May 2026

13.8.8	Depositary Nominee to appoint Holders of CDIs as proxy

The Depositary Nominee must appoint a Holder of CDIs or a person nominated by a Holder of CDIs as its proxy for the purpose of attending and voting at a meeting of the Principal Issuer where:

(a)	the constitution of the Principal Issuer allows the Depositary Nominee to appoint Holders of CDIs or a person nominated by a Holder of CDIs as its proxy; and

(b)	the Holder of CDIs has informed the Principal Issuer that the Holder wishes to nominate another person to be appointed as the Depositary Nominee’s proxy.

Introduced 11/03/04 Origin SCH 3A.8.1

13.8.9	Principal Issuer must notify Holders of CDIs of their Rights

The Principal Issuer must:

(a)	include with the Notice of meeting given under Rule 13.8.2 a Notice in a form acceptable to ASX Settlement in accordance with the Procedures; and

(b)	make appropriate arrangements to:

(i)	collect and process any directions by Holders of CDIs;

(ii)
provide the Depositary Nominee with a report in writing that clearly shows how the Depositary Nominee must exercise its right to vote by proxy at the meeting, in sufficient time to enable the Depositary Nominee to lodge a proxy for the meeting; and

(iii)
where a Holder of CDIs, or a person nominated by a Holder of CDIs, is to be appointed the Depositary Nominee’s proxy in accordance with Rule 13.8.8, collect and process all relevant proxy forms in sufficient time to enable the Depositary Nominee to lodge a proxy or proxies for the meeting.

Introduced 11/03/04 Origin SCH 3A.8.6 Amended 18/12/06

13.8.10	Depositary Nominee to call for a poll

To the extent that it is able to do so, the Depositary Nominee must make or join in any demand for a poll in respect of any matter at a meeting of the Principal Issuer in accordance with any report in writing supplied by the Principal Issuer under Rule 13.8.9(b)(ii).

Introduced 11/03/04 Origin SCH 3A.8.7

13.8.11	Meetings of Holders of CDIs

If it is necessary or appropriate for a meeting of Holders of CDIs to be convened for any purpose, including a purpose specified in these Rules:

(a)
the meeting may be convened by the directors or other governing body, as the case requires, of the Principal Issuer to which the CDIs relate, or in any other manner in which a meeting of holders of Financial Products of the Principal Issuer may be convened under the law of the place of formation of the Principal Issuer;

ASX Settlement Operating Rules	Section 13	Page 33
1 May 2026

(b)
the rights of Holders of CDIs to appoint a proxy, to vote on a show of hands, to call for a poll and vote on a poll must be determined as if the meeting were a meeting of holders of Financial Products of the Principal Issuer;

(c)
the requirements for Notice of the meeting and the rules and procedures for a meeting of Holders of CDIs must be the requirements, rules and procedures that would apply to a meeting of holders of Financial Products of the Principal Issuer.

Introduced 11/03/04 Origin SCH 3A.8.8 Amended 21/05/13

13.8.12	Liability of Depositary Nominees

The Depositary Nominee has no liability to:

(a)	the Principal Issuer;

(b)	Holders of Principal Financial Products;

(c)	Holders of CDIs; or

(d)	any person claiming an interest in Principal Financial Products or CDIs,

with respect to any conduct or omission of the Depositary Nominee at or connected with a meeting of Holders of Financial Products of a Principal Issuer, unless the Depositary Nominee:

(e)	acts contrary to a report of the Principal Issuer given under Rule 13.8.9(b)(ii);

(f)	acts in breach of these Rules; or

(g)	negligently fails to vote or lodge forms of proxy before the close of the period within which proxies for the meeting may be lodged.

Introduced 11/03/04 Origin SCH 3A.8.9 Amended 01/05/26

13.8 A	CHANGE OF DEPOSITARY NOMINEE

13.8A.1	Removal of Depositary Nominee and appointment of a successor

The Principal Issuer in relation to CDIs in respect of a class of Principal Financial Products may remove the Depositary Nominee for those Principal Financial Products (“Retiring Depositary Nominee”) and appoint a new Depositary Nominee for those Principal Financial Products for the purposes of complying with these Rules (“Successor Depositary Nominee”) by giving at least 90 days’ Notice to the Retiring Depositary Nominee (or such shorter period of notice as may be agreed in writing between the Principal Issuer and the Retiring Depositary Nominee).

Prior to the effective date of the appointment, the Principal Issuer must give ASX Settlement written confirmation from the Successor Depositary Nominee of its agreement to be appointed.

Introduced 01/05/26

ASX Settlement Operating Rules	Section 13	Page 34
1 May 2026

13.8A.2	When removal and appointment takes effect

The removal of the Retiring Depositary Nominee takes effect when the Successor Depositary Nominee is appointed by the Principal Issuer.

Introduced 01/05/26

13.8A.3	Retiring Depositary Nominee to deliver documents

The Retiring Depositary Nominee must deliver to the Successor Depositary Nominee:

(a)	all original documents in its possession relating to the relevant Principal Financial Products; and

(b)
any transfers, requests, notices of assignment or other documents to record the transfer of such Principal Financial Products to the Successor Depositary Nominee, which the Successor Depositary Nominee reasonably requests.

The Principal Issuer must use all reasonable endeavours to assist the Retiring Depositary Nominee to comply with this Rule 13.8A.3.

Introduced 01/05/26

13.8A.4	Further steps

Without limiting Rule 13.8A.3, the Retiring Depositary Nominee must do anything the Successor Depositary Nominee reasonably asks (such as obtaining consents, and signing, producing and delivering documents including a retirement and appointment document) to give effect to the removal and the appointment of the Successor Depositary Nominee.

Introduced 01/05/26

13.8A.5	Discharge of further obligations

When a Successor Depositary Nominee is appointed in respect of Principal Financial Products and there is no Principal Financial Products of that class (or other relevant property in respect of Principal Financial Products of that class) held by the Retiring Depositary Nominee as Depositary Nominee, the Retiring Depositary Nominee is discharged from any further obligation under these Rules in respect of the Principal Financial Products, any CDIs in respect of them and Holders of such CDIs. However, this discharge does not affect any accrued rights or obligations including, for the avoidance of doubt, its rights of indemnity that continue to accrue up to the date its removal takes effect.

Introduced 01/05/26

13.9	SPECIFIC MODIFICATIONS TO RULES

13.9.1	Modifications

The following modifications are made to the Rules in respect of the operation of Section 13:

(a)	Rule 8.1 does not apply.

ASX Settlement Operating Rules	Section 13	Page 35
1 May 2026

(b)	Rule 8.2.1(a) is varied by the insertion of the words " or CDIs that are to be approved under Rules 13.1 to 13.13;" after Rule" 8.1".

(c)	Rules 8.6.4 and 8.6.5 should be read as if references to the "Commission" were references to "ASX Settlement" and references to the "Corporations Act" were references to "these Rules".

(d)	The provisions of Rule 8.12 are modified by the provisions of Rules 13.9.2 to
13.9.6 below.

(e)	Rule 5.2.1 is amended by insertion of the words "or CDIs that are to be approved under Rules 13.1 to 13.13" after "8.1" in Rule 5.2.1.

(f)	Rules 5.2.2 and 5.4.1 do not apply to CDIs in respect of a class of Principal Financial Products that is Approved under Rules 13.1 to 13.13.

(g)
Rule 5.4.2 is to be read as if the following provision is added to the end of Rule 5.4.2, "A Principal Issuer may not cease to operate its Issuer Sponsored Subregister unless ASX Settlement agrees in writing."

(h)	Rule 5.9 only applies where a Transfer is initiated by a Participant which has the effect of a Conversion.

(i)	Rules 5.13.1 and 5.13.3 are modified so that the references to "total issued capital" must be read as references to " total number of CDIs".

(j)
The provisions of Section 14 are taken to apply to CDIs as if the CDIs were Financial Products in an Australian listed public company and the takeover bid with respect to the Principal Financial Products was a takeover under the Corporations Act. For the avoidance of doubt, this subparagraph (j) does not apply to Principal Financial Products that are Government Bonds.

(k)	The provisions of Section 12 do not apply to a Government Bond Issuer that is the Australian Government.

Introduced 11/03/04 Origin SCH 3A.9.1 to 3A.9.5, 3A.9.8 to 3A.9.12, 3A.9.12A to 3A.9.19 Amended 04/04/05, 06/06/05, 21/05/13, 01/05/26

13.9.2	CDI to Principal Financial Product Transmutation

A CDI to Principal Financial Product Transmutation may be initiated by a Participant only in accordance with the Procedures.

Introduced 11/03/04 Origin SCH 3A.9.6.1 Amended 06/06/05, 21/05/13

13.9.3	Actions of ASX Settlement

If an Originating Message Transmitted to ASX Settlement complies with Rule 13.9.2 and there are sufficient available CDIs in the Source Holding, ASX Settlement must:

(a)	deduct the number of CDIs specified in the Originating Message from the Source Holding; and

(b)	Transmit a Message to the Principal Issuer to transfer Principal Financial Products in accordance with the Originating Message.

Introduced 11/03/04 Origin SCH 3A.9.6.2 Amended 04/04/05, 06/06/05

ASX Settlement Operating Rules	Section 13	Page 36
1 May 2026

13.9.4	Principal Issuer to generate Trustee Transfer Forms

If a Principal Issuer receives a Valid Message under Rule 13.9.3(b), the Principal Issuer must, within the Scheduled Time:

(a)	generate a Trustee Transfer Form in accordance with the Procedures; and

(b)	register that Transfer in the Principal Register.

Introduced 11/03/04 Origin SCH 3A.9.6.3 Amended 04/04/05, 06/06/05

13.9.5	Time at which Transfer takes effect

A Transfer initiated under Rule 13.9.4(a) is deemed to take effect at the time ASX Settlement deducts the number of CDIs specified in the Originating Message from the Source Holding.

Introduced 11/03/04 Origin SCH 3A.9.6.4 Amended 06/06/05

13.9.6	Authority of Holder of CDI required

A Participant must not transmit a Valid Originating Message which has the effect of Transmuting CDIs to Principal Financial Products without the prior authority of the Holder of CDIs.

Introduced 11/03/04 Origin SCH 3A.9.6.5

13.9.7	Principal Financial Product to CDI Transmutation

A Principal Financial Product to CDI Transmutation may be initiated by a Participant that:

(a)	lodges a properly completed document of Transfer and Certificate or Marked Transfer with the Principal Issuer within the Scheduled Time; and

(b)	Transmits a Valid Originating Message to ASX Settlement in accordance with the Procedures.

This rule 13.9.7 applies to Principal Financial Products that are Government Bonds only in the circumstances specified in the Procedures.

Introduced 11/03/04 Origin SCH 3A.9.7.1 Amended 06/06/05, 21/05/13

13.9.8	ASX Settlement to request Principal Issuer to authorise the Transmutation

If an Originating Message Transmitted to ASX Settlement complies with Rule 13.9.7(b), ASX Settlement will:

(a)	Transmit to the Principal Issuer a Message requesting the Principal Issuer to authorise the Transmutation of Principal Financial Products to CDIs in accordance with that Originating Message; and

(b)	specify the Registration Details in the Message to the Issuer to enable the Issuer to validate the Registration Details, where applicable.

Introduced 11/03/04 Origin SCH 3A.9.7.2 Amended 04/04/05, 06/06/05

ASX Settlement Operating Rules	Section 13	Page 37
1 May 2026

13.9.9	Principal Issuer to process the Transfer

If a Principal Issuer receives:

(a)	a properly completed document of Transfer and Certificate or Marked Transfer; and

(b)	a Valid Message under Rule 13.9.8 from ASX Settlement pursuant to an Originating Message,

the Principal Issuer must, within the Scheduled Time:

(c)	enter the Transfer in the Principal Register;

(d)	Transmit a Message to ASX Settlement to Transfer the Financial Products in accordance with the Originating Message; and

(e)
in the case of a Message requesting the Principal Issuer to authorise a Transfer where the Transfer has the effect of a Conversion, ensure the Registration Details specified in the Message for the Target Holding match the Registration Details maintained by the Principal Issuer for the Source Holding.

Introduced 11/03/04 Origin SCH 3A.9.7.3 Amended 04/04/05

13.9.10	ASX Settlement to enter Financial Products into Target Holding

If ASX Settlement receives a Valid Message under Rule 13.9.9(d), ASX Settlement must enter Financial Products into the Target Holding in accordance with the Originating Message.

Introduced 11/03/04 Origin SCH 3A.9.7.4

13.9.11	Conditions for Issuer's authorisation of a Transfer not met

If the conditions for authorisation by the Issuer of a Transfer as stipulated in Rule 13.9.9 are not met, the Issuer must, within the Scheduled Time:

(a)	reject the Message; and/or

(b)	return the properly completed document of Transfer and Certificate or Marked Transfer to the Participant that lodged it without entering the Transfer in the Principal Register,

whichever is relevant.

Introduced 11/03/04 Origin SCH 3A.9.7.5 Amended 09/05/05

13.9.12	Time at which Transfer takes effect

A Transfer initiated under Rule 13.9.7 takes effect when both the actions described in Rule 13.9.9(c) and (d) are completed.

Introduced 11/03/04 Origin SCH 3A.9.7.6

ASX Settlement Operating Rules	Section 13	Page 38
1 May 2026

13.9.13	ASX Settlement may purge unactioned Messages

If a Principal Issuer receives a Message from ASX Settlement under Rule 13.9.8 and does not respond to ASX Settlement under either Rule 13.9.9 or Rule 13.9.11 within the relevant Scheduled Time for response, ASX Settlement may purge the unactioned Message from the Settlement Facility.

Introduced 09/05/05

13.10	SHUNTING BETWEEN REGISTERS

13.10.1	Shunt from DI register to Principal Register

Where a Holder gives Notice requesting that the Principal Issuer shunt all or part of a Holding of DIs into Principal Financial Products, the Principal Issuer must reduce that Holding by the number specified in the Notice and take such steps as are necessary to shunt the same number of Principal Financial Products from the relevant Segregated Account to the Approved Clearing House account nominated in the Notice, within 2 Business Days of receipt of that Notice.

Introduced 11/03/04 Origin SCH 3A.10.1 Amended 07/03/16, 01/05/26

13.10.2	Shunt from Principal Register to DI register

Where a Holder gives Notice requesting that the Principal Issuer shunt all or part of a Holding of Principal Financial Products into DIs, the Principal Issuer must take all necessary steps to shunt those Principal Financial Products to the Segregated Account and enter the same number of DIs into a Holding in accordance with the instructions given in the Notice, within 2 Business Days of receipt of that Notice.

This Rule 13.10 does not apply to Principal Financial Products that are Government Bonds or to Government Bond Depositary Interests.

Introduced 11/03/04 Origin SCH 3A.10.2 Amended 21/05/13, 07/03/16, 01/05/26

13.11	TAX LAWS

13.11.1	Principal Issuer to comply with Tax laws

The Principal Issuer will use its best endeavours to:

(a)	comply with all applicable Tax laws as agent and attorney of the Depositary Nominee;

(b)	ensure that the Depositary Nominee complies with all applicable Tax laws, including to uphold the absolute entitlement of a Holder of CDIs to the Principal Financial Products; and

(c)
not do any act or thing which creates a Tax liability, or not omit to do any act or thing, the omission of which creates a Tax liability, which must be discharged by the Depositary Nominee, unless provision has been made for the discharge of the liability by some person other than the Depositary Nominee.

ASX Settlement Operating Rules	Section 13	Page 39
1 May 2026

The obligations of the Principal Issuer and the Depositary Nominee are subject to all relevant Tax laws.

Introduced 11/03/04 Origin SCH 3A.11.1, 3A.11.2 Amended 01/05/26

13.12	NOTICE

13.12.1	Notice to Holders of CDI’s

Any obligation to give notice to Holders of CDIs under Rules 13.1 to 13.13 must be discharged upon the Depositary Nominee giving notice to the Holder of CDIs at the address of the Holder of CDIs noted on the CDI Register.

Introduced 11/03/04 Origin SCH 3A.12.1

13.13	GENERAL INDEMNITY AND EXCLUSION OF LIABILITY

13.13.1	Principal Issuer to indemnify the Depositary Nominee

The Principal Issuer indemnifies the Depositary Nominee against all expenses, losses, damages and costs that the Depositary Nominee may sustain or incur in connection with:

(a)	CDIs;

(b)	its capacity as holder of Principal Financial Products;

(c)	any act done, or required to be done, by the Principal Issuer (whether or not on behalf of the Depositary Nominee) under Rules 13.1 to 13.13 of the Rules; and

(d)	any act otherwise done or required to be done by the Depositary Nominee under Rules 13.1 to 13.13 of the Rules.

This Rule 13.13.1 does not apply to a Government Bond Issuer.

Introduced 11/03/04 Origin SCH 3A.13.1 Amended 21/05/13

13.13.2	Exclusion of liability

The Depositary Nominee:

(a)	shall have no duties or obligations except those expressly set out in the Nominee Terms and these Rules;

(b)
may apply to a court for directions as to any matter arising in connection with the exercise of its powers and functions under these Rules, and shall not be responsible for any delay arising as a result;

(c)
will only be considered to have knowledge, awareness or notice of a thing, or grounds to believe any thing, by virtue of the officers of the Depositary Nominee having day to day responsibility for the holding the Principal Financial Products in accordance with these Rules and the Nominee Terms having actual knowledge, actual awareness or actual notice of that thing, or grounds to believe that thing (and similar references will be interpreted in this way).

ASX Settlement Operating Rules	Section 13	Page 40
1 May 2026

To the extent permitted by law, and subject to the provisions of these Rules and the Nominee Terms, neither the Depositary Nominee nor its successors, substitutes or assigns will be liable in respect of any conduct, delay, negligence or breach of duty in the exercise or non-exercise of any power, nor for any loss (including consequential loss) which results, unless it is committed, made or omitted in bad faith or as a result of negligence or wilful default by the Depositary Nominee.

Introduced 01/05/26

13.14	APPLICATION AND SCOPE OF FDI RULES

13.14.1	Effect of Rules 13.14 to 13.29

Rules 13.14 to 13.29 only apply to, and have effect in relation to, Participating International Financial Products and FDIs.

All of the Rules, to the extent that they are not inconsistent with Rules 13.14 to 13.29 have full force and effect in relation to FDIs other than as specifically modified by the provisions of these Rules 13.14 to 13.29.

Note:          Where Rules 13.14 to 13.29 are inconsistent with other Rules, Rules 13.14 to
13.29 must take precedence.

Introduced 11/03/04 Origin SCH 3B.1.1, 3A.1.2 Amended 06/06/05

13.15	PREREQUISITES FOR SETTLEMENT OF INSTRUCTIONS IN PARTICIPATING INTERNATIONAL FINANCIAL PRODUCTS

13.15.1	Declaration of Participating International Financial Products

ASX Settlement may declare a class of financial products to be Participating International Financial Products available for settlement by means of FDIs if:

(a)	ASX Settlement has given Notice to the Depositary Nominee of those financial products;

(b)
the Depositary Nominee agrees to hold the financial products on behalf of, and in accordance with its arrangements with, persons entitled to those financial products and to record FDIs on the FDI Register;

(c)	ASX Settlement is satisfied that the Depositary Nominee is capable of complying with Rules 13.14 to 13.29;

(d)	ASX Settlement is satisfied that arrangements are made for the Depositary Nominee to comply with the requirements of Rule 13.18.3 and 13.19.4; and

(e)	ASX Settlement is satisfied that transactions in those financial products may be settled in CHESS by means of FDIs.

Introduced 11/03/04 Origin SCH 3B.2.1 Amended 10/06/04, 06/06/05

ASX Settlement Operating Rules	Section 13	Page 41
1 May 2026

13.15.2	FDIs as Approved Financial Products

Where ASX Settlement makes a declaration under Rule 13.15.1, the FDIs corresponding to those Participating International Financial Products are Approved Financial Products for the purposes of these Rules. Each FDI will correspond to one financial product in the class of Participating International Financial Products. Without limiting the effect of this Rule 13.15.2, references to Financial Products in Rules 7.1.10, 7.2.1, 7.2.2, 7.2.3, 7.2.4 and 7.2.5 include references to FDIs.

Note:        References to Rules 7.1.10, 7.2.1, 7.2.2, 7.2.3, 7.2.4 and 7.2.5 in this rule clarifies that the sponsorship provisions between participants and holders apply in relation to FDIs.

Introduced 11/03/04 Origin SCH 3B.2.2, 3A.2.3 Amended 06/06/05

13.15.3	Effective date of approval of FDIs

Where ASX Settlement makes a declaration under Rule 13.15.1, the effective date of approval of FDIs corresponding to the Participating International Financial Products will be the date ASX Settlement notifies the Depositary Nominee of the approval.

Introduced 11/03/04 Origin SCH 3B.2.4 Amended 10/06/04, 06/06/05

13.15.4	FDIs as Approved Financial Products – transitional provision

From the date on which this Rule 13.15.4 comes into effect, all FDIs corresponding to a class of previously approved Participating International Financial Products will be taken to be Approved Financial Products.

Introduced 06/06/05

13.16	VESTING OF TITLE OR OTHER INTERESTS IN THE DEPOSITARY NOMINEE

13.16.1	Vesting arrangements

A Depositary Nominee must make arrangements for the vesting in the Depositary Nominee of either:

(a)	Title to Participating International Financial Products; or

(b)	an Other Interest in Participating International Financial Products (in which case, “Title” in these Rules 13.14 to 13.29 includes a reference to such Other Interest).

Introduced 11/03/04 Origin SCH 3B.3.1

13.16.2	Recording FDIs on the FDI Register

Subject to Rule 13.24.2, if pursuant to arrangements to which Rule 13.16.1 applies, Title to Participating International Financial Products vests in the Depositary Nominee, the Depositary Nominee must, as soon as reasonably practicable:

(a)	give Notice to ASX Settlement that Title to the Participating International Financial Products has vested in the Depositary Nominee; and

(b)	record:

ASX Settlement Operating Rules	Section 13	Page 42
1 May 2026

(i)	the number of FDIs corresponding to the Participating International Financial Products on the FDI Register; and

(ii)	the information required to be recorded under these Rules in such manner as to identify each Holder of the FDIs on the FDI Register.

Introduced 11/03/04 Origin SCH 3B.3.2 Amended 04/04/05

13.16.3	Transfers of Participating International Financial Products

If a Holder of FDIs, in accordance with its arrangements with a Depositary Nominee, transfers Participating International Financial Products corresponding to the FDIs, then the Depositary Nominee must as soon as reasonably practicable:

(a)	cause Title to the quantity of the Participating International Financial Products to be transferred in accordance with the arrangements with the Holder of FDIs;

(b)
remove the number of FDIs corresponding to the Participating International Financial Products and if the transfer is for the total number of FDIs for that Holder the name of the Holder from the FDI Register; and

(c)	give notice to the Holder of FDIs that the transfer of Participating International Financial Products has been effected.

Subject to Rule 13.19.5, in effecting a transfer of Participating International Financial Products or a Transmutation of FDIs to Participating International Financial Products, the Depositary Nominee may use any Participating International Financial Products of the same issuer and class in respect of which Title is vested in it from time to time and may acquire other Participating International Financial Products of the same issuer and class for the purpose of discharging its obligations to the Holders of FDIs from time to time.

Introduced 11/03/04 Origin SCH 3B.3.3.1, 3B.3.3.2 Amended 04/04/05

13.16.4	Receipt of non Participating International Financial Products

If the Depositary Nominee receives financial products that are not Participating International Financial Products, it must:

(a)	not record FDIs corresponding to those financial products on the FDI Register unless those financial products are declared to be Participating International Financial Products under Rule 13.15; and

(b)	transfer the financial products to the person entitled to those financial products or to its designated agent or nominee.

Introduced 11/03/04 Origin SCH 3B.3.3.4 Amended 06/06/05

13.16.5	Disposal of non Participating International Financial Products

If, after reasonable endeavours, the Depositary Nominee is unable to effect a transfer under Rule 13.16.4 to the person entitled to those financial products or its designated agent or nominee, the Depositary Nominee is entitled to dispose of the financial products and distribute the net proceeds to that person.

Introduced 11/03/04 Origin SCH 3B.3.3.5 Amended 06/06/05

ASX Settlement Operating Rules	Section 13	Page 43
1 May 2026

13.17	TRANSMUTATION

13.17.1	Transmutation of Participating International Financial Products to FDIs

A person who holds Title to Participating International Financial Products may give Notice to the Depositary Nominee requesting the Transmutation of a quantity of those Participating International Financial Products to FDIs. The Notice must be accompanied by documents evidencing Title to the Participating International Financial Products.

Introduced 11/03/04 Origin SCH 3B.4.1.1

13.17.2	Actions of Depositary Nominee

Subject to Rule 13.24.2, on receipt of such Notice under Rule 13.17.1 and corresponding documents, the Depositary Nominee must as soon as reasonably practicable:

(a)	cause Title to the quantity of Participating International Financial Products specified in the Notice to be vested in the Depositary Nominee;

(b)	record:

(i)	the FDIs corresponding to the Participating International Financial Products on the FDI Register; and

(ii)	the information required to be recorded under these Rules in such manner as to identify each Holder of FDIs on the FDI Register; and

(c)	give Notice to the person that the Transmutation has been effected.

Introduced 11/03/04 Origin SCH 3B.4.1.2 Amended 10/06/04

13.17.3	Transmutation of FDIs to Participating International Financial Products

A Holder of FDIs may give Notice to the Depositary Nominee, requesting the Transmutation of a quantity of those FDIs to the corresponding Participating International Financial Products. The Notice must be accompanied by sufficient instructions to enable the Depositary Nominee to transfer the Participating International Financial Products to the Holder of FDIs or its designated agent or nominee.

Introduced 11/03/04 Origin SCH 3B.4.2.1

13.17.4	Actions of Depositary Nominee

On receipt of such Notice and instructions, the Depositary Nominee must within as soon as reasonably practicable:

(a)	cause Title to the quantity of the Participating International Financial Products specified in the Notice to be vested in the Holder of FDIs or its designated agent or nominee;

(b)
remove the number of FDIs corresponding to the Participating International Financial Products and if the Notice is for the total number of FDIs for that Holder the name of the Holder from the FDI Register; and

ASX Settlement Operating Rules	Section 13	Page 44
1 May 2026

(c)	give notice to the Holder of FDIs that the Transmutation has been effected.

Introduced 11/03/04 Origin SCH 3B.4.2.2 Amended 04/04/05

13.17.5	Participant may initiate a Transmutation on behalf of a person

A Participant that is authorised by a person to do so, may Transmute Participating International Financial Products to FDIs or FDIs to Participating International Financial Products on behalf of the person in any circumstance where a Transmutation by that person is permitted under these Rules.

Introduced 11/03/04 Origin SCH 3B.4.3

13.17.6	Transmutation by Depositary Nominee

If, in accordance with its arrangements with a Holder of FDIs, a Depositary Nominee has a right to Transmute FDIs to Participating International Financial Products other than in accordance with this Rule 13.17 then it must:

(a)	3 Business Days prior to effecting the Transmutation, send a Notice to the Holder of FDIs;

(b)	as soon as reasonably practicable, cause Title to the quantity of Participating International Financial Products specified in the Notice to be vested in the Holder or its designated agent or nominee;

(c)	remove the number of FDIs corresponding to the Participating International Financial Products and if the Notice is for the total number of FDIs the name of the Holder from the FDI Register; and

(d)	give Notice to the Holder that the Transmutation has been effected in accordance with this Rule 13.17.6.

Introduced 11/03/04 Origin SCH 3B.4.4 Amended 04/04/05

13.18	CONSEQUENCES OF VESTING TITLE IN THE DEPOSITARY NOMINEE

13.18.1	Trust for Holders of FDIs

When Title to Participating International Financial Products is vested in a Depositary Nominee under these Rules, all right, title and interest in those Participating International Financial Products is held by the Depositary Nominee subject to the right of any person identified, in accordance with these Rules, as a Holder of FDIs in respect of those Participating International Financial Products to receive all direct economic benefits and any other entitlements in relation to those Participating International Financial Products.

Introduced 11/03/04 Origin SCH 3B.5.1 Amended 17/03/08

13.18.2	Identification of Holders of FDIs

For the purposes of Rule 13.18.1, a person is (subject to any subsequent disposition) entitled to all direct economic benefits and any other entitlements in relation to Participating International Financial Products vested in a Depositary Nominee under these Rules if:

ASX Settlement Operating Rules	Section 13	Page 45
1 May 2026

(a)	in accordance with these Rules, the Depositary Nominee has recorded the person in the FDI Register as the Holder of FDIs for the corresponding Participating International Financial Products;

(b)
in accordance with Rule 13.16.2, the person is entitled to be registered as the Holder of FDIs for the corresponding Participating International Financial Products (in which case, a reference to “Holder” in these Rules 13.14 to 13.29 includes a reference to such persons); or

(c)
under Rules 13.17.1 and 13.17.2, the person is the former holder of Participating International Financial Products to which the FDIs relate, or that person’s designated agent or nominee (in which case, a reference to “Holder” in these Rules 13.14 to 13.29 includes a reference to such persons).

Introduced 11/03/04 Origin SCH 3B.5.2

13.18.3	Immobilisation of Participating International Financial Products

A Depositary Nominee that holds Participating International Financial Products under these Rules must:

(a)
where a Certificate is issued as evidence of Title to those Participating International Financial Products, make arrangements satisfactory to ASX Settlement for any Certificate representing its holding of Participating International Financial Products to be held by the Depositary Nominee or another person for safe keeping;

(b)
where the Participating International Financial Products are held on account in or through an Approved Clearing House, ensure that a Segregated Account is maintained in respect of those Participating International Financial Products;

(c)	not dispose of any of those Participating International Financial Products unless authorised by these Rules; and

(d)
subject to Rule 13.18.4, not create any interest (including a security interest) which is inconsistent with the Title of the Depositary Nominee to the Participating International Financial Products and the interests of the Holders of FDIs in respect of the Participating International Financial Products unless authorised by these Rules.

Introduced 11/03/04 Origin SCH 3B.5.3

13.18.4	Approved Clearing House Security Interests

A Depositary Nominee is permitted to enter into any arrangement with an Approved Clearing House (or custodian or a nominee in relation to holdings in that Approved Clearing House) including, without limitation, where that arrangement involves the creation of an interest (including a security interest) affecting the Title of the Depositary Nominee to the Participating International Financial Products provided that:

(a)
the circumstances in which the interest arises relate to the ordinary and usual activities of the Approved Clearing House, custodian or nominee in connection with the Participating International Financial Products; and

ASX Settlement Operating Rules	Section 13	Page 46
1 May 2026

(b)
the interest arises only in circumstances where the Depositary Nominee has failed to perform an obligation under the terms of its arrangements with the Approved Clearing House, the custodian or nominee.

Introduced 11/03/04 Origin SCH 3B.5.4

13.19	REGISTERS AND PROCESSING OF TRANSMUTATIONS AND TRANSFERS

13.19.1	FDIs not transferable

An FDI is a record of the beneficial interest or Other Interest of the Holder of FDIs in the corresponding Participating International Financial Products.

FDIs cannot be assigned or transferred by the Holder of FDIs to any other person except for the purposes of recording interests in FDIs in accordance with these Rules.

Introduced 11/03/04 Origin SCH 3B.6.1.1

13.19.2	Transfers of FDIs only recognised and registered for recording interests under these Rules

The Depositary Nominee must not recognise transfers of FDIs or register transfers in the FDI Register except for the purposes of recording interests in FDIs in accordance with these Rules.

A transfer of Participating International Financial Products vested in the Depositary Nominee will not be recognised by the Depositary Nominee except in accordance with these Rules.

Note:       This means, transfers can only be effected in connection with the purchase or sale of Participating International Financial Products. A change of Controlling Participant in relation to an FDI Holding without a change in beneficial or other interest in the Participating International Financial Product does not constitute a Transfer.

Introduced 11/03/04 Origin SCH 3B.6.1.2, 3B.6.1.3

13.19.3	No right to deal with the Issuer of Participating International Financial Products

Registration of a Holder of FDIs on the FDI Register does not create any right in a Holder, its designated agent or nominee to deal with an issuer of Participating International Financial Products, except to the extent that such a right arises by a holding of a beneficial interest or Other Interest in Participating International Financial Products following a transfer under Rule 13.16.3 or a Transmutation.

Introduced 11/03/04 Origin SCH 3B.6.2

13.19.4	FDI Register

A Depositary Nominee, in which Title to Participating International Financial Products is vested under these Rules, must establish and maintain an FDI Register in Australia.
The manner of the establishment and maintenance of the FDI Register is set out in the Procedures.

The FDI Register must be a CHESS Subregister and the whole of the register for FDIs.

Introduced 11/03/04 Origin SCH 3B.6.3

ASX Settlement Operating Rules	Section 13	Page 47
1 May 2026

13.19.5	FDI Register must reconcile to Participating International Financial Products

The Depositary Nominee must ensure at all times that the total number of FDIs on the FDI Register reconciles to the total number of Participating International Financial Products in which Title is vested in the Depositary Nominee.

Introduced 11/03/04 Origin SCH 3B.6.4

13.19.6	Right of inspection of FDI Register

The Depositary Nominee must make the FDI Register available for inspection to the same extent and in the same manner as if that register were a register of members of an Australian listed public company.

Introduced 11/03/04 Origin SCH 3B.6.5

13.19.7	Third Party Provider as Agent

If a Depositary Nominee employs or retains a Third Party Provider to establish and maintain an FDI Register then, for the purposes of these Rules, the Third Party Provider is taken to perform those services as the agent of the Depositary Nominee.

Introduced 11/03/04 Origin SCH 3B.6.6 Amended 06/06/05

13.19.8	Delegation of Powers

The Depositary Nominee may, in writing:

(a)	delegate its powers to any person for any period;

(b)	at its discretion, revoke any such delegation; and

(c)
exercise or concur in exercising any power despite the Depositary Nominee or a delegate of the Depositary Nominee having a direct or personal interest in the mode or result of the exercise of that power.

Introduced 11/03/04 Origin SCH 3B.6.7

13.19.9	Indemnity

If a Depositary Nominee or its Third Party Provider registers a Holder of FDIs, or effects a Transmutation of Participating International Financial Products to FDIs or FDIs to Participating International Financial Products other than in accordance with these Rules, it indemnifies:

(a)	ASX Settlement;

(b)	the beneficial owner of the Participating International Financial Products; and

(c)	each Participant;

against all losses, damages, costs and expenses that they or any of them may suffer or incur as a result of the registration of the Holder of FDIs or the Transmutation of Participating International Financial Products to FDIs or FDIs to Participating International Financial Products not being authorised by the beneficial owner of the Participating International Financial Products.

Introduced 11/03/04 Origin SCH 3B.6.8

ASX Settlement Operating Rules	Section 13	Page 48
1 May 2026

13.19.10	Depositary Nominee not to interfere in Transmutation

Unless otherwise permitted under these Rules, a Depositary Nominee must not refuse or fail to give effect to or otherwise interfere with the processing and registration of:

(a)	a Transmutation of Participating International Financial Products to FDIs;

(b)	a Transmutation of FDIs to Participating International Financial Products; or

(c)	a transfer of Participating International Financial Products in accordance with Rule 13.16.3.

Introduced 11/03/04 Origin SCH 3B.6.9

13.19.11	No Notice of interests by persons that are not Holders of FDIs

For the purposes of all relevant Australian and foreign laws, neither ASX Settlement nor any Depositary Nominee is affected by actual, implied or constructive notice of any interest in FDIs or Participating International Financial Products unless the person is a Holder of FDIs or entitled to be a Holder of FDIs in accordance with these Rules.

Introduced 11/03/04 Origin SCH 3B.6.10

13.19.12	Dealings with Holders of FDIs

A Depositary Nominee may deal with the Holder of FDIs as if, for all purposes, the Holder of FDIs is the absolute beneficial owner of the Participating International Financial Products to which the FDIs relate, without any liability whatsoever to any other person who asserts an interest in the FDIs or in the Participating International Financial Products to which the FDIs relate.

Introduced 11/03/04 Origin SCH 3B.6.11

13.19 A	TERMINATION OF FDI HOLDING BY THE DEPOSITARY NOMINEE

13.19A.1	Termination of trust over Participating International Financial Products

If approval of FDIs in respect of a class of Participating International Financial Products is revoked by ASX Settlement, the Depositary Nominee may, by resolution of its board of directors, revoke the trust under which it holds the Participating International Financial Products on a date specified in the resolution. The Depositary Nominee must notify the affected Holders of FDIs of the revocation in accordance with the Procedures.

From the date of revocation specified in the resolution:

(a)
the Depositary Nominee holds the Participating International Financial Products and any other relevant property on trust for distribution to each Holder of FDIs and otherwise on the same terms as far as practicable as it held the Participating International Financial Products and other relevant property before such revocation of trust;

(b)
the Depositary Nominee may, in its absolute discretion, continue to hold on trust the Participating International Financial Products and any other relevant property for any period determined by the Depositary Nominee instead of distributing that property to the Holder of FDIs and, in doing so, the Depositary Nominee will not be liable for any loss, cost, damage or expense suffered by the Holder of FDIs (except where such loss, cost, damage or expense is directly caused by the Depositary Nominee’s actual fraud or dishonesty); and

ASX Settlement Operating Rules	Section 13	Page 49
1 May 2026

(c)
the Depositary Nominee may appoint a custodian or agent (including the Principal Issuer) for the purpose of holding Participating International Financial Products and any other relevant property (including, without limitation, net proceeds referred to in Rule 13.19A.2(c)) or performing any of its duties relating to the distribution or holding of property or for any other purpose for which a trustee may appoint an agent.

Introduced 17/03/08

13.19A.2	Distribution of Participating International Financial Products and power of sale

If a Depositary Nominee revokes the trust under which it holds a class of Participating International Financial Products in accordance with Rule 13.19A.1:

(a)
the Depositary Nominee may, in its absolute discretion, notify the affected Holders of FDIs in accordance with the Procedures of a procedure by which the Participating International Financial Products and any other relevant property will be distributed to Holders;

(b)
subject to any law or rule of any financial market where the Participating International Financial Products are listed or quoted, the Depositary Nominee may enter into arrangements with the issuer of the Participating International Financial Products for the purpose of assisting the Depositary Nominee to distribute the Participating International Financial Products and any other relevant property to Holders of FDIs in accordance with the procedure notified by the Depositary Nominee;

(c)
if the Depositary Nominee, after taking any steps specified in the Procedures, has been unable to distribute the Participating International Financial Products and any other relevant property to a Holder of FDIs, then the Depositary Nominee may sell the Participating International Financial Products and any other relevant property and hold the net proceeds on trust for distribution to the Holder of FDIs and may, after any period specified by law for holding unclaimed moneys, remit those monies to a regulatory authority in accordance with relevant law; and

(d)
where the Depositary Nominee has incurred any fees or expenses as a result of entering into arrangements with the issuer of Participating International Financial Products for the purposes of this Rule 13.19A, the Depositary Nominee is entitled to apportion the fees and expenses among Holders of FDIs on a fair and equitable basis and deduct from the Participating International Financial Products and any other relevant property held sufficient to reimburse the Depositary Nominee for such fees and expenses.

Introduced 17/03/08

13.19A.3	Exercise of power of sale

In exercising the power of sale in Rule 13.19A.2, the Depositary Nominee may do any of the following:

ASX Settlement Operating Rules	Section 13	Page 50
1 May 2026

(a)
sell, dispose of, transfer or otherwise deal with the Participating International Financial Products and any other relevant property to any person including without limitation to an associate of any of the issuer of the Participating International Financial Products, the Holder of FDIs or the Depositary Nominee;

(b)
effect any sale by a single contract or in separate lots or parcels or in any other manner that the Depositary Nominee may in its absolute discretion think fit, with power to the Depositary Nominee to apportion the sale price and all costs, expenses, purchase money and fees between the Participating International Financial Products so dealt with, provided the apportionment is fair and equitable;

(c)
subject to any contrary rule of law or equity, allow a purchaser of the Participating International Financial Products any time for payment of the whole or any part of the purchase money either with interest at any rate or without interest and either upon the security of the property sold or any part or upon any other security or without any security and the conditions of sale may include such special conditions as the Depositary Nominee may in its absolute discretion think fit;

(d)	receive and retain the proceeds of any sale and issue receipts in respect of such proceeds; or

(e)
sign deeds of sale with respect to the sale of any Principal Financial Product and any other relevant property, execute any other documents, and do any other thing (including without limitation dealing on behalf of the Holder with the issuer of Participating International Financial Products for the purpose of registering the Participating International Financial Products in the name of the Depositary Nominee or in the name of any other person) as may be convenient or required to exercise any of the powers of the Depositary Nominee in this Rule 13.19A or to transfer the rights of such Participating International Financial Products or any other relevant property.

Introduced 17/03/08

13.19A.4	Limitation of liability

If a Depositary Nominee exercises the power of sale in accordance with this Rule 13.19A, the exercise of that power does not involve on the part of the Depositary Nominee:

(a)	incurring any personal liability in connection with that exercise or its consequences unless it is committed, made or omitted in bad faith or as a result of negligence or wilful default; and

(b)	any breach of duty or trust whatsoever, unless it is committed, made or omitted in bad faith or as a result of negligence or wilful default.

Introduced 17/03/08

13.19A.5	Appointment of custodian or agent

If the Depositary Nominee appoints a custodian or agent in accordance with this Rule 13.19A, the following will apply to such appointment:

ASX Settlement Operating Rules	Section 13	Page 51
1 May 2026

(a)
the Depositary Nominee may in its absolute discretion appoint one or more persons whom the Depositary Nominee determines to be properly qualified to act as the custodian or agent in respect of the Participating International Financial Products and any other relevant property (including, without limitation, net proceeds referred to in Rule 13.19A.2(c)) (“Relevant Property”);

(b)
the Depositary Nominee and the custodian or agent must execute a written agreement setting out the terms and conditions in relation to the appointment of the custodian or agent which provides among other things:

(i)
that the appointment of the custodian or agent will be subject to such conditions as the Depositary Nominee may from time to time determine, and the Depositary Nominee may delegate to and confer upon the appointed custodian or agent any authorities, powers and discretions as the Depositary Nominee sees fit;

(ii)	a representation from the custodian or agent to the Depositary Nominee that it has the skill, facilities, capacity and staff to carry out the duties of a custodian or agent;

(iii)
a representation that the custodian or agent agrees to follow any proper instructions or communications from the Depositary Nominee or any relevant regulatory authority in relation to the transfer, disposal or remittance of the Relevant Property;

(iv)	for such other matters that by law are required to be specified in the written agreement between the Depositary Nominee and the custodian or agent;

(c)
any consideration or fees applying to the provision of custodian or agency services under this Rule 13.19A will be deducted from the Relevant Property by the custodian or agent (or as otherwise determined in accordance with the relevant custody or agency agreement referred to in this Rule 13.19A); and

(d)	where the Depositary Nominee appoints a custodian or agent in accordance with this clause 13.19A, the exercise of that power does not involve on the part of the Depositary Nominee:

(i)	incurring any personal liability in connection with that exercise or its consequences unless it is committed, made or omitted in bad faith or as a result of negligence or wilful default; and

(ii)	any breach of duty or trust whatsoever unless it is committed, made or omitted in bad faith or as a result of negligence or wilful default.

Introduced 17/03/08

13.20	CORPORATE ACTIONS

13.20.1	Application of Rules

The purpose of the following Rules is to ensure that the benefit of Corporate Actions affecting Participating International Financial Products will enure to the benefit of the relevant Holders of FDIs on the Entitlement Date as if they were holders of the corresponding Participating International Financial Products held by a Depositary Nominee under these Rules.

ASX Settlement Operating Rules	Section 13	Page 52
1 May 2026

Introduced 11/03/04 Origin SCH 3B.7.1

13.20.2	Entitlement Date

The Entitlement Date in respect of FDIs must correspond, as nearly as possible, to the record date in the relevant foreign jurisdiction (or such other term that is used in the foreign jurisdiction being the date used to identify the person entitled to the benefit of a Corporate Action).

Introduced 11/03/04 Origin SCH 3B.7.2

13.20.3	Distribution of dividends or other distributions to Holders of FDIs

If any dividend or other distribution or other payment is declared, or is otherwise owing in accordance with the terms of issue of the Participating International Financial Products, and is received by the Depositary Nominee, then the Depositary Nominee must:

(a)	receive the dividend, distribution or payment on trust for Holders of FDIs; and

(b)
where the relevant dividend, distribution or payment is paid wholly or partly in cash, distribute that cash to Holders of FDIs based on the Entitlement Date and otherwise deal with the dividend in accordance with Rule 13.20.6.

Introduced 11/03/04 Origin SCH 3B.7.3

13.20.4	Direction by Depositary Nominee

If permissible under the rules of the issuer of the Participating International Financial Products or the relevant foreign jurisdiction, the Depositary Nominee may direct the issuer of the Participating International Financial Products or another person to distribute any dividend, distribution or payment that would otherwise be payable to the Depositary Nominee, in accordance with these Rules and the payment to Holders of FDIs in accordance with such direction will discharge the obligation of the Depositary Nominee to distribute the dividend, distribution or payment under Rule 13.20.3.

Introduced 11/03/04 Origin SCH 3B.7.4

13.20.5	Payment Obligations

Where a Depositary Nominee makes a payment pursuant to this Rule 13.20, that payment must be made to all Holders of FDIs as soon as reasonably practicable after the payment of cleared funds to the Depositary Nominee.

Introduced 11/03/04 Origin SCH 3B.7.5 Amended 04/04/05

13.20.6	Non-elective Corporate Actions

If a Corporate Action is declared in respect of the Participating International Financial Products (including for example, a bonus issue, rights issue, merger and reconstruction), the Depositary Nominee must:

(a)	where the benefits conferred are additional or replacement Participating International Financial Products:

ASX Settlement Operating Rules	Section 13	Page 53
1 May 2026

(i)	ensure Title to those Participating International Financial Products is vested in the Depositary Nominee;

(ii)
record additional or replacement FDIs in the FDI Register in the name of Holders of FDIs based on the Entitlement Date on the same terms as would otherwise have applied if the Holders of FDIs were holders of the Participating International Financial Products;

(b)
subject to any arrangements with Holders of FDIs, where the benefits conferred are other financial products (that are not Participating International Financial Products), rights or property, arrange for those benefits to be sold and the proceeds distributed to Holders of FDIs based on the Entitlement Date;

(c)	where the benefit conferred is a cash payment (including for example, a cash return of share capital), distribute the proceeds to Holders of FDIs based on the Entitlement Date.

Introduced 11/03/04 Origin SCH 3B.7.6

13.20.7	Elective Corporate Actions

If the Depositary Nominee receives an offer to subscribe for or otherwise acquire additional Participating International Financial Products or other financial products in its capacity as holder of the Participating International Financial Products, it is not obliged to take any action at all, including notifying the Holders of FDIs of that offer, responding in any way to the offer or, if it is renounceable, by disposing of it.

Nothing in this Rule 13.20.7 prevents the Depositary Nominee from entering into an arrangement with Holders of FDIs whereby the benefit of an elective Corporate Action may be made available to the Holder of FDIs including an arrangement contemplated by Rule 13.20.9.

Introduced 11/03/04 Origin SCH 3B.7.7

13.20.8	Dividend reinvestment plans or bonus share plans

The Depositary Nominee has no obligation to accept or participate in any dividend or other distribution reinvestment plan or bonus share plan on behalf of any Holder of FDIs.

Nothing in this Rule 13.20.8 prevents the Depositary Nominee from entering into an arrangement with Holders of FDIs whereby the benefit of a dividend, or other distribution, reinvestment plan or bonus share plan may be made available to the Holder of FDIs including an arrangement contemplated by Rule 13.20.9.

Introduced 11/03/04 Origin SCH 3B.7.8

13.20.9	Exercise of Rights of Holders of FDIs

To the extent the Depositary Nominee agrees to exercise any rights in relation to the Participating International Financial Products under any law (including any right to institute legal proceedings as a holder of Participating International Financial Products), the Depositary Nominee must act in accordance with:

ASX Settlement Operating Rules	Section 13	Page 54
1 May 2026

(a)	any instruction or other direction given or taken to be given by a Holder of FDIs in accordance with the arrangements with the Depositary Nominee; or

(b)	any direction of Holders of FDIs given by ordinary resolution at a meeting of Holders of FDIs convened in accordance with these Rules.

If the Depositary Nominee does not have any instructions or directions from Holders of FDIs, it may take any reasonable action in relation to an elective Corporate Action to confer the benefit of the offer on Holders of FDIs according to Rule 13.20.6, provided that such action does not incur any additional liability to Holders of FDIs.

Introduced 11/03/04 Origin SCH 3B.7.9.1, 3B.7.9.2

13.20.10	Fractional entitlements

If, because of the number of Participating International Financial Products received by the Depositary Nominee as a result of a Corporate Action, a Holder of FDIs would have a fractional entitlement to additional or replacement FDIs, the Depositary Nominee must:

(a)	round down the entitlement of the Holder to the nearest whole FDI;

(b)	as soon as reasonably practicable, arrange for any surplus Participating International Financial Products to be sold; and

(c)	distribute the proceeds to the Holder of FDIs or its designated nominee or agent in accordance with the arrangements between the Depositary Nominee and the Holder.

Introduced 11/03/04 Origin SCH 3B.7.10.1 Amended 04/04/05

13.20.11	Actions by Depositary Nominee in arranging for sale of Participating International Financial Products

In arranging for the sale of Participating International Financial Products pursuant to Rule 13.20.10 and this Rule 13.20.11, the Depositary Nominee:

(a)	may aggregate the surplus fractional Participating International Financial Products to which the Holder and all other Holders of FDIs may be entitled; and

(b)	arrange for the sale of those aggregated Participating International Financial Products,

remitting the proceeds of sale to the Holder or its designated nominee or agent pro rata, in accordance with the arrangements between the Depositary Nominee and the Holders.

Without limitation, the arrangements between the Depositary Nominee and the Holders may provide for the proceeds to be remitted to a designated nominee or agent of the Holder based on the pro rata aggregated entitlement of all Holders for which that designated nominee or agent acts from time to time.

ASX Settlement Operating Rules	Section 13	Page 55
1 May 2026

Note:        The designated nominee or agent of the Holder could, for example, be the Holder’s Market Participant, or some other third party such as a nominated charity.

Introduced 11/03/04 Origin SCH 3B.7.10.2

13.20.12	Discharge of Depositary Nominee’s obligations

Compliance with these Rules discharges the Depositary Nominee’s obligation to make the benefit of a Corporate Action available to the Holder of FDIs. Without limitation, the sale of surplus Participating International Financial Products and distribution of proceeds to a Holder or its designated nominee or agent in accordance with Rules

13.20.10 and 13.20.11 discharges any obligation of the Depositary Nominee to issue FDIs or distribute proceeds to Holders in accordance with these Rules or otherwise.

Introduced 11/03/04 Origin SCH 3B.7.11

13.20.13	Processing of Corporate Actions

Unless otherwise agreed with the Depositary Nominee, ASX Settlement must not process any Corporate Action in relation to the Participating International Financial Products.

Introduced 11/03/04 Origin SCH 3B.7.12.1

13.20.14	Adjustments to outstanding Instructions

ASX Settlement may make adjustments to outstanding Instructions to reflect Corporate Actions in any Participating International Financial Products.

Note:      Adjustments to outstanding Instructions under this Rule will be undertaken by ASX Settlement through diary adjustments based on the Entitlement Date for the relevant Corporate Action notified by the Depositary Nominee.

Introduced 11/03/04 Origin SCH 3B.7.12.2

13.21	TAKEOVERS

13.21.1	No obligation on the Depositary Nominee

If a takeover bid is made or announced for all or any of the Participating International Financial Products, the Depositary Nominee has no obligation to do anything in respect of the takeover bid including providing any information or document it receives in connection with that takeover bid to any Holder of FDIs and must not accept the bid except to the extent that acceptance is authorised by Holders of FDIs.

Introduced 11/03/04 Origin SCH 3B.8.1

13.21.2	Acceptance on behalf of Holders of FDIs

Where the Depositary Nominee agrees to act on behalf of Holders of FDIs to accept any takeover bid, it must:

(a)
within 5 Business Days after the date of receipt of any documentation relating to the takeover bid from the bidder, send or cause to be sent to each Holder of FDIs registered on the FDI Register corresponding to the date of the bid, copies of the bid documentation, together with any other documents sent to target holders of the Participating International Financial Products; and

ASX Settlement Operating Rules	Section 13	Page 56
1 May 2026

(b)	ensure that the offer documentation sent to Holders of FDIs includes a Notice in a form satisfactory to ASX Settlement in accordance with the Procedures.

Introduced 11/03/04 Origin SCH 3B.8.2, 04/03/13

13.21.3	Liability of Depositary Nominee

If Rule 13.21.2 applies, the Depositary Nominee has no liability to:

(a)	the issuer of the Participating International Financial Products;

(b)	beneficial owners of Participating International Financial Products;

(c)	Holders of FDIs;

(d)	any person claiming an interest in Participating International Financial Products or FDIs; or

(e)	the bidder,

with respect to lodging or not lodging takeover acceptances for the whole or any part of the Participating International Financial Products unless it:

(f)	acts contrary to a report of a receiving agent or other record of acceptances by Holders of FDIs;

(g)	acts negligently or in breach of these Rules; or

(h)	negligently fails to lodge the acceptance or acceptances before the close of the offer period.

Introduced 11/03/04 Origin SCH 3B.8.3 Amended 06/06/05

13.21.4	Compulsory acquisition of Participating International Financial Products

If the Participating International Financial Products are compulsorily acquired under a takeover bid, then the Depositary Nominee must:

(a)	(i)	where the consideration is paid wholly or partly in cash, distribute that payment to Holders of FDIs;

(ii)
subject to any arrangements with Holders of FDIs, where the consideration is received in other financial products, rights, property or other benefits, the Depositary Nominee must dispose of those benefits and distribute the proceeds to Holders of FDIs; and

(b)	as soon as reasonably practicable, remove the name of the Holder and the number of FDIs corresponding to the Participating International Financial Products from the FDI Register.

Introduced 11/03/04 Origin SCH 3B.8.4 Amended 04/04/05

ASX Settlement Operating Rules	Section 13	Page 57
1 May 2026

13.22	VOTING ARRANGEMENTS

13.22.1	Depositary Nominee not obliged to notify Holders of FDIs

A Depositary Nominee is not obliged to notify Holders of FDIs of any meeting of holders of Participating International Financial Products.

The Depositary Nominee is not obliged but may, from time to time, arrange for Holders of FDIs to be provided with copies of any financial statements, annual reports, notices of meetings or any other documents concerning the Participating International Financial Products which are ordinarily sent to holders of the Participating International Financial Products.

Introduced 11/03/04 Origin SCH 3B.9.1

13.22.2	Depositary Nominee not obliged to vote on behalf of Holders of FDIs

The Depositary Nominee is not obliged to notify, or to exercise on behalf of Holders of FDIs, any voting entitlements in respect of the Participating International Financial Products.

Introduced 11/03/04 Origin SCH 3B.9.2

13.22.3	Procedure for exercising voting entitlements

Where the Depositary Nominee agrees to exercise on behalf of Holders of FDIs any voting entitlements in respect of the Participating International Financial Products, the Depositary Nominee must only act upon instructions received in accordance with Rules

13.22.4	to 13.22.12.

Introduced 11/03/04 Origin SCH 3B.9.3

13.22.4	Depositary Nominee to notify Holders of FDIs of meeting

If a meeting is convened of holders of Participating International Financial Products vested in a Depositary Nominee, the Depositary Nominee must send a notice of the meeting to each Holder of FDIs at the address recorded in the FDI Register as soon as reasonably practicable after it receives such notice.

Introduced 11/03/04 Origin SCH 3B.9.4

13.22.5	Holders of FDIs may give Directions to Depositary Nominee

If a Depositary Nominee has a right to:

(a)	appoint more than one proxy for the purpose of voting at a meeting; and

(b)	cast different proxy votes for different parts of the holding of Participating International Financial Products,

the Depositary Nominee must appoint two proxies.

Introduced 11/03/04 Origin SCH 3B.9.5

ASX Settlement Operating Rules	Section 13	Page 58
1 May 2026

13.22.6	Proxies to indicate results of resolution

One of the two proxies so appointed in accordance with Rule 13.22.5 must indicate the number of Participating International Financial Products in favour of the resolution described in the proxy, and the second proxy must indicate the number of Participating International Financial Products against the resolution described in the proxy.

Introduced 11/03/04 Origin SCH 3B.9.6

13.22.7	Determining the number of Participating International Financial Products for each proxy

The manner in which the number of Participating International Financial Products is determined for each proxy is by:

(a)	taking the number of FDIs in favour of the resolution;

(b)	taking the number of FDIs against the resolution; and

(c)	entering the resultant number of Participating International Financial Products on the appropriate proxy.

Introduced 11/03/04 Origin SCH 3B.9.7 Amended 06/06/05

13.22.8	Depositary Nominee appointing a single proxy

If the Depositary Nominee can only appoint a single proxy, the Depositary Nominee must:

(a)	take the number of FDIs in favour of the resolution;

(b)	take the number of FDIs against the resolution;

(c)	determine the net voting position either in favour of, or against the resolution; and

(d)	enter the resultant number of Participating International Financial Products on the proxy.

Introduced 11/03/04 Origin SCH 3B.9.8

13.22.9	Voting instructions by Depositary Nominee

Where the appointed proxy or proxies are required to vote on multiple resolutions, the Depositary Nominee must instruct the proxy or proxies to vote in such manner as will, in the reasonable opinion of the Depositary Nominee, best represent the wishes of the majority of Holders of FDIs.

Introduced 11/03/04 Origin SCH 3B.9.9

13.22.10	Depositary Nominee must notify Holders of FDIs of their rights

The Depositary Nominee must:

(a)	include with the notice of meeting distributed under Rule 13.22.4 a Notice in a form acceptable to ASX Settlement in accordance with the Procedures; and

ASX Settlement Operating Rules	Section 13	Page 59
1 May 2026

(b)	make appropriate arrangements whereby the Depositary Nominee or its receiving agent will:

(i)	collect and process any directions by Holders of FDIs; and

(ii)
provide the Depositary Nominee with a report in writing that clearly shows how the Depositary Nominee must exercise its right to vote by proxy at the meeting, in sufficient time to enable the Depositary Nominee to lodge a proxy for the meeting.

Introduced 11/03/04 Origin SCH 3B.9.10

13.22.11	Depositary Nominee may call for a poll

To the extent that it is able to do so, the Depositary Nominee may make or join in any demand for a poll in respect of any matter at a meeting of the issuer of Participating International Financial Products.

Introduced 11/03/04 Origin SCH 3B.9.11

13.22.12	Meetings of Holders of FDIs

If it is necessary or appropriate for a meeting of Holders of FDIs to be convened for any purpose, including a purpose specified in these Rules, then the Depositary Nominee must convene a meeting according to the rules and procedures that would otherwise apply to a meeting of members of an Australian listed public company as if the FDIs were shares of that company.

Introduced 11/03/04 Origin SCH 3B.9.12

13.22.13	Liability of Depositary Nominee

The Depositary Nominee has no liability to Holders of FDIs or any person claiming an interest in the Participating International Financial Products or FDIs, with respect to any conduct or omission of the Depositary Nominee at or connected with a meeting of holders of Participating International Financial Products, unless the Depositary Nominee:

(a)	acts contrary to a report given under Rule 13.22.10;

(b)	acts negligently or in breach of these Rules; or

(c)	negligently fails to vote or lodge forms of proxy before the close of the period within which proxies for the meeting may be lodged.

Introduced 11/03/04 Origin SCH 3B.9.13

13.23	DEPOSITARY NOMINEE DEALING IN PARTICIPATING INTERNATIONAL FINANCIAL PRODUCTS

13.23.1	Right of Depositary Nominee to deal in Participating International Financial Products

The Depositary Nominee must ensure that it does not deal in the Participating International Financial Products except in accordance with these Rules 13.14 to 13.29.

Introduced 11/03/04 Origin SCH 3B.10.1

ASX Settlement Operating Rules	Section 13	Page 60
1 May 2026

13.23.2	Depositary Nominee to acquire Participating International Financial Products

If, as a result of a Depositary Nominee dealing in Participating International Financial Products in accordance with these Rules, the number of Participating International Financial Products vested in the Depositary Nominee is less than the total number of corresponding FDIs on the FDI Register, then the Depositary Nominee must immediately make arrangements to acquire more Participating International Financial Products and ensure that Title to those Participating International Financial Products is vested in the Depositary Nominee in order that the requirements of Rule 13.19.5 are satisfied.

Introduced 11/03/04 Origin SCH 3B.10.2

13.23.3	Depositary Nominee not to hold Participating International Financial Products beneficially

A Depositary Nominee must not hold any Participating International Financial Products beneficially and any Participating International Financial Products in respect of which Title is vested in the Depositary Nominee must be held for the benefit of either:

(a)	a Holder of FDIs in accordance with these Rules; or

(b)	another person.

Introduced 11/03/04 Origin SCH 3B.10.3

13.24	SUSPENSION OF TRANSMUTATION AND RECORDING OF FDIs

13.24.1	Depositary Nominee may give a suspension notice

A Depositary Nominee may in accordance with arrangements between the Depositary Nominee and Holders of FDIs, from time to time notify such Holders that it will for the period of time specified in the notice:

(a)	not affect a Transmutation of Participating International Financial Products to FDIs; and/or

(b)	not record FDIs on the FDI Register in respect of Participating International Financial Products in respect of which Title is vested in the Depositary Nominee.

This is a Suspension Notice.

Introduced 11/03/04 Origin SCH 3B.11.1

13.24.2	Certain obligations of Depositary Nominee cease to apply

The obligation of a Depositary Nominee to record FDIs on the FDI Register in accordance with Rule 13.16.2 and/or to affect a Transmutation of Participating International Financial Products to FDIs in accordance with Rule 13.17 ceases to apply for the period stated in the Suspension Notice. A Suspension Notice cannot state any continuous period of greater than one month and/or in any calendar year cannot operate for a period of greater than four months.

Introduced 11/03/04 Origin SCH 3B.11.2

ASX Settlement Operating Rules	Section 13	Page 61
1 May 2026

13.24.3	Dealing with Participating International Financial Products during a suspension period

During any period in which Rule 13.24.2 operates as a result of giving of a Suspension Notice, if any Participating International Financial Products are vested in the Depositary Nominee during the suspension period it must deal with those financial products, in accordance with Rule 13.16.4, as if they were not Participating International Financial Products and FDIs corresponding to those Participating International Financial Products will be considered to be not approved during the suspension period.

Introduced 11/03/04 Origin SCH 3B.11.3 Amended 06/06/05

13.25	TAX LAWS

13.25.1	Depositary Nominee to company with Tax laws

The Depositary Nominee:

(a)	must use its best endeavours to comply with all applicable Tax laws; and

(b)	may, and if obliged by law must, deduct or withhold from any cash dividend or distribution payment otherwise owing to a Holder of FDIs such amount of Tax as required or permitted by law.

The obligations of the Depositary Nominee are subject to all relevant Tax laws.

Introduced 11/03/04 Origin SCH 3B.12.1 to 3B.12.3

13.26	NOTICE

13.26.1	Notice to Holders of FDI’s

Any obligation to give a Notice to Holders of FDIs under Rules 13.14 to 13.29 is discharged upon the Depositary Nominee giving Notice to the Holder of FDIs at the address of the Holder of FDIs noted on the FDI Register.

Introduced 11/03/04 Origin SCH 3B.13.1

13.27	GENERAL INDEMNITY

13.27.1	Holder of FDI to indemnify Depositary Nominee

A Holder of FDIs indemnifies the Depositary Nominee against all expenses, losses, damages and costs that the Depositary Nominee may sustain or incur in connection with:

(a)	the recording of that Holder’s interest in FDIs;

(b)	its capacity as holder of Participating International Financial Products for that Holder; and

(c)	any act done or required to be done by the Depositary Nominee under Rules 13.14 to 13.29 for that Holder,

ASX Settlement Operating Rules	Section 13	Page 62
1 May 2026

provided in each case the Depositary Nominee has acted in accordance with the Rules and the arrangements between the Holder and the Depositary Nominee.

Introduced 11/03/04 Origin SCH 3B.14.1

13.27.2	Set-off, deduction or withholding of moneys by Depositary Nominee

A Depositary Nominee may set-off, deduct or withhold any moneys which it may be or become liable to pay to the Holder under these Rules or otherwise in relation to FDIs or Participating International Financial Products, against any moneys which the Holder may be or become liable to pay to the Depositary Nominee under these Rules (including, without limitation, this indemnity) or otherwise in relation to FDIs or Participating International Financial Products.

Introduced 11/03/04 Origin SCH 3B.14.2

13.28	ASX SETTLEMENT APPROVAL REQUIRED FOR RTGS SETTLEMENT

13.28.1	FDI’s not eligible for RTGS

Neither Participating International Financial Products nor corresponding FDIs are eligible to be settled in RTGS except with approval of ASX Settlement.

Introduced 11/03/04 Origin SCH 3B.15

13.29	CHANGE IN CONTROLLING PARTICIPANT

13.29.1	Participants not party to ASX World Link Agreement

A Participant which is not a party to the ASX World Link Agreement, may sponsor an FDI Holding. When that Participant sends a Message in CHESS which results in that Participant becoming the Controlling Participant of FDIs, it acknowledges that it has read the Terms and Conditions for FDI Controlling Participants and agrees to be bound by those terms and conditions from the time of sending such CHESS Message.

Introduced 11/03/04 Origin SCH 3B.16.1

13.29.2	Terms and Conditions for FDI Controlling Participants

The Terms and Conditions for FDI Controlling Participants do not form part of the Rules but ASX Settlement may from time to time notify Participants of those Terms and Conditions.

Note:
The Terms and Conditions for FDI Controlling Participants and other material relevant to those Terms and Conditions is available on the ASX World Link Website. Those Terms and Conditions are in addition to the CHESS Sponsorship arrangements set out in section 7 of the Rules.

Introduced 11/03/04 Origin SCH 3B.16.2

End of Document

ASX Settlement Operating Rules	Section 13	Page 63
1 May 2026